As filed with the Securities and Exchange Commission on June 30, 2016

Registration Nos. 333-28339; 811-08239

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 95	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 97	☒

ProFunds

(Exact Name of Registrant as Specified in Charter)

7501 Wisconsin Avenue, Suite 1000E

Bethesda, Maryland 20814

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (240) 497-6400

With copy to:

Michael L. Sapir

ProFund Advisors LLC

7501 Wisconsin Avenue, Suite 1000E

Bethesda, MD 20814

(Name and Address of Agent for Service)

With copy to:

John Loder, Esq. c/o Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199-3600	Richard F. Morris ProFund Advisors LLC 7501 Wisconsin Avenue, Suite 1000E Bethesda, MD 20814

(Name and Address of Agent for Service Process)

Approximate Date of Commencement of the Proposed Public Offering of the Securities:

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus	Investor Class and Service Class Shares

JUNE 30, 2016

Government Money Market ProFund

(formerly Money Market ProFund)

Investor Class	MPIXX

Service Class	MPSXX

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

3	Summary Section
4	Government Money Market ProFund
9	Investment Objective, Principal Investment Strategies, and Related Risks
11	Fund Management
15	General Information
19	Shareholder Services Guide
29	Financial Highlights

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3

Summary Section

4	:: Government Money Market ProFund (formerly Money Market ProFund) ::	TICKERS :: Investor Class MPIXX :: Service Class MPSXX

Important Information About the Fund

An investment in Government Money Market ProFund (the “Fund”) is not a bank deposit, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Fund seeks to maintain a stable net asset value (“NAV”) of $1.00 per share, there is no guarantee that the Fund will do so, and you could lose money by investing in this Fund. All money market instruments can change in value when interest rates or an issuer’s creditworthiness change.

The Fund is currently a feeder fund that invests substantially all of its assets in a master fund, the Government Cash Management Portfolio (the “Portfolio”), a separate registered investment company managed by Deutsche Investment Management Americas Inc. (“DIMA”) with a comparable investment objective. References to investments by the Fund may refer to actions undertaken by the Portfolio. The Portfolio may accept investments from other feeder funds. Each feeder fund bears the Portfolio’s expenses in proportion to its investments in the Portfolio. Each feeder fund can set its own fund-specific expenses, transaction minimums and other requirements.

On April 25, 2001, shareholders of the Fund approved an investment advisory agreement with ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) under which ProFund Advisors serves as investment adviser of the Fund. No fee is payable under the investment advisory agreement unless the master-feeder relationship with the Portfolio is terminated and ProFund Advisors directly invests the assets of the Fund. The Fund’s Trustees may withdraw its assets from the Portfolio if they believe doing so is in the Fund shareholders’ best interests.

Investment Objective

The Fund seeks a high level of current income consistent with liquidity and preservation of capital.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Wire Fee $10

Annual Fund Operating Expenses* (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class

Investment Advisory Fees**	0.13%	0.13%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	0.74%	0.74%

Total Annual Fund Operating Expenses***†	0.87%	1.87%

*	Reflects the expenses of both the Fund and the Portfolio.

**	The Investment Advisory Fees are currently paid to DIMA only. No investment advisory fee is payable to ProFund Advisors by the Fund unless the master-feeder relationship with the Portfolio is terminated.

***	The Advisor may waive fees and/or reimburse expenses to the extent necessary to maintain the net yield of the Fund and/or one or more classes of shares of the Fund at a certain level as determined by the Advisor. Currently, ProFund Advisors has contractually undertaken to waive fees and/or reimburse expenses to maintain the minimum yield floor limit at 0.02% through April 30,2017. The Advisor may recoup from the Fund any of the fees or expenses it has waived and/or reimbursed until the third anniversary of the end of the 12 month period ending April 30 in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could negatively affect the Fund’s future yield.
†	The information in the table has been restated to reflect current fees and expenses.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example includes the combined expenses of the Fund and the Portfolio. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$89	$278	$482	$1,073
Service Class Shares	$190	$588	$1,011	$2,190

The Fund pays transaction costs associated with the purchase and sale of securities. These costs are not reflected in the table or the example above.

Principal Investment Strategies

The Fund pursues its investment objective through a “master feeder” arrangement. The Fund invests substantially all of its assets in the Portfolio, a separate registered investment company managed by DIMA with a comparable investment objective. The Portfolio is a money market fund that is managed in accordance with federal regulations which govern the quality, maturity, diversity, and liquidity of instruments in which a money market fund may invest. The Fund follows policies designed to maintain a stable $1.00 share price. The Portfolio operates as a “government money market fund,” as such term is defined under federal regulations. The Portfolio invests at least 99.5% of its total assets at the time of investment in cash, U.S. government securities, and/or repurchase agreements that are collateralized by these instruments. The Portfolio primarily invests in the following types of investments:

>	U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

>

Repurchase agreements backed by the instruments described immediately above. In a repurchase agreement, the Portfolio buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

The Portfolio may invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates).

Under normal circumstances, the Portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in U.S. government securities and/or repurchase agreements that are collateralized by U.S. government securities. The Portfolio considers repurchase agreements with the Federal Reserve Bank of NewYork to be U.S. government securities.

Working in consultation with DIMA’s portfolio management, DIMA’s credit team screens potential securities and develops a list of those that the Portfolio may buy. DIMA’s portfolio management, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decides which securities on this list to buy.

Please see “Investment Objective, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

FUND NUMBERS :: Investor Class 001 :: Service Class 021 ::	Government Money Market ProFund (formerly Money Market ProFund) ::	5

Principal Risks

The Fund is exposed to the risk factors below through the Portfolio, which invests directly in the individual securities. References to the investment strategies and risks of the “Fund” herein should also be understood to refer to the investment strategies and risks of the Portfolio unless the content requires otherwise.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Credit Risk — The Fund’s performance could be hurt and the Fund’s share price could fall below $1.00 if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to make a financial obligation. Some securities issued by U.S. government agencies or instrumentalities are backed by the full faith and credit of the U.S. government. Other securities that are supported only by the credit of the issuing agency or instrumentality are subject to greater credit risk than securities backed by the full faith and credit of the U.S. Government. This is because the U.S. government might provide financial support, but has no obligation to do so, if there is a potential or actual loss of principal or failure to make interest payments.

Because of the rising U.S. government debt burden, it is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact the financial markets and the Fund.

Counterparty Risk — The Fund will be subject to the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Portfolio. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

Interest Rate Risk — Interest rate risk is the risk that debt securities or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current economic conditions because interest rates are at near-historically low levels. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise. Conversely, any decline in interest rates is likely to cause the Portfolio’s yield to decline, and during periods of unusually low interest rates, the Portfolio’s yield may approach zero. During periods of rising interest rates, the Fund may experience high levels of volatility or shareholder redemptions, and may have to sell securities at times when it would not otherwise do so, and at unfavorable prices, which could reduce the returns of the Fund. The value of securities with longer maturities may fluctuate more in response to interest rate changes than the value of securities with shorter maturities. A low interest rate environment may prevent the Fund from providing a positive yield or paying fund expenses out of current income and, at times, could impair the Fund’s ability to maintain a stable $1.00 share price. Over time, the total return of a money market fund may not keep pace with inflation, which would result in a net loss of purchasing power for long-term investors. If there is an insufficient supply of U.S. government securities to meet investor demand, it could result in lower yields on such securities and increase interest rate risk for the fund.

Liquidity Risk — The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors or due to general market conditions and a lack of willing buyers. When there are no willing buyers and an instrument cannot be readily sold at a desired time or price, the Portfolio may have to accept a lower price or may not be able to sell the instrument at all. If dealer capacity in debt instruments is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the debt markets. Additionally, market participants other than the fund may attempt to sell debt holdings at the same time as the fund, which could cause downward pricing pressure and contribute to illiquidity. An inability to sell one or more portfolio securities can adversely affect the Fund’s ability to maintain a $1.00 share price or prevent the Fund from being able to take advantage of other investment opportunities.

Unusual market conditions, an unusually high volume of redemption requests or other similar conditions could cause the Fund to be unable to pay redemption proceeds within a short period of time. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s ability to maintain a $1.00 share price.

Certain shareholders may from time to time own or control a significant percentage of the Fund’s shares. These shareholders may include, for example, institutional investors and other shareholders whose buy-sell decisions are controlled by a single decision maker. Redemptions by these shareholders, or a high volume of redemption requests generally, may further increase the Fund’s liquidity risk and may impact the Fund’s ability to maintain a $1.00 share price.

Master/Feeder Risk — While the master/feeder structure is designed to reduce costs, it may not do so, and the Fund might encounter operational or other complications. For example, large-scale redemptions by other feeder funds, if any, of their shares in the Portfolio could have adverse effects on the Fund, such as requiring the liquidation of a substantial portion of the Portfolio’s holdings at a time when it may be disadvantageous to do so. Also, other feeder funds of the Portfolio, if any, may have a greater ownership interest in the Portfolio than the Fund’s interest, and, therefore, could have effective voting control over the operation of the Portfolio.

6	:: Government Money Market ProFund (formerly Money Market ProFund) ::	TICKERS :: Investor Class MPIXX :: Service Class MPSXX

Money Market Fund Risk — The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect ProFund Advisors or DIMA to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Portfolio’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the Portfolio and/or Fund may have a significant adverse effect on the share price of the Fund. See Master/Feeder Risk.

Risks of Holding Cash — The fund will at times hold some cash, which may hurt the fund’s performance. Cash positions may also subject the fund to additional risks and costs, including any fees imposed for large cash balances.

Market Risk — The market value of the securities in which the fund invests may be impacted by the prospects of individual issuers, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s or Portfolio’s service providers or counterparties, issuers of securities held by the Portfolio, or other market participants may adversely affect the Fund or Portfolio and may impair the operations of the Fund or Portfolio and may cause investors in the Fund or Portfolio to lose money.

Portfolio Turnover Risk — In seeking to meet its investment objective, the Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Prepayment and Extension Risk — When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high-yielding bond before it comes due, the Portfolio may have to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the Portfolio’s income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Portfolio may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Portfolio’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the Portfolio’s yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.

Repurchase Agreement Risk — If the party that sells the securities to the Portfolio defaults on its obligation to repurchase them at the agreed-upon time and price, the Portfolio could lose money.

Security Selection Risk — While the Portfolio invests in short-term securities, which by nature should be relatively stable investments, it is possible that the securities in which the Portfolio invests will not perform as expected. This could cause the Portfolio’s returns to lag behind those of similar money market funds and could result in a decline in share price.

Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

Please see “Investment Objective, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund’s investment results for Investor Class Shares have varied from year to year, and the table shows the Fund’s average annual total returns for various periods. This information provides some indication of the risks of investing in the Fund. Past results are not predictive of future results. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expenses waivers, the performance shown would have been lower. Updated information on the Fund’s results can be obtained by visiting ProFunds.com.

Prior to May 2, 2016, the Fund operated with a different investment strategy. Performance may have been different if the fund’s current investment strategy had been in effect.

Best Quarter (ended 9/30/2007): 1.18%;

Worst Quarter (ended 6/30/2011): 0.00%.

FUND NUMBERS :: Investor Class 001 :: Service Class 021 ::	Government Money Market ProFund (formerly Money Market ProFund) ::	7

Average Annual Total Returns

as of December 31, 2015

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares	0.02%	0.02%	1.10%	11/17/97
Service Class Shares	0.02%	0.02%	0.80%	11/17/97

The 7-day yield (the income for the previous 7 days projected over a full year) for the Fund as of December 31, 2015 was 0.02% for Investor Class Shares and 0.02% for Service Class Shares.

Management

ProFund Advisors serves as investment adviser to the Fund. The Fund currently seeks its investment objective by investing substantially all of its assets in the Portfolio managed by DIMA. ProFund Advisors is not paid any investment advisory fee unless the master-feeder relationship with the Portfolio is terminated and ProFund Advisors directly invests the assets of the Fund.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes are:

>	$5,000 for accounts that list a financial professional.
>	$15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from such tax-deferred arrangements. The Fund intends to distribute income, if any, at least monthly and capital gains, if any, at least annually.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class Shares through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

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9

Investment Objective,

Principal Investment Strategies and

Related Risks

10	:: Investment Objective, Principal Investment Strategies and Related Risks

This section contains additional detail on the Fund’s investment objective, principal investment strategies and related risks.

Investment Objective

The Government Money Market ProFund (the “Fund”) offered herein is a series of ProFunds Trust (the “Trust”), The Fund seeks a high level of current income consistent with liquidity and preservation of capital. The Fund’s investment objective is non-fundamental, meaning it may be changed by the Board of Trustees, without the approval of Fund shareholders.

Principal Investment Strategies

The Fund pursues its investment objective through a “master feeder” arrangement. The Fund invests substantially all of its assets in the Government Cash Management Portfolio (the “Portfolio”), a separate registered investment company managed by Deutsche Investment Management Americas Inc. (“DIMA”) with a comparable investment objective and comparable strategies to those of the Fund. References to investments by the Fund may refer to actions undertaken by the Portfolio.

The Portfolio is a money market fund that is managed in accordance with federal regulations which govern the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest.

The Portfolio operates as a “government money market fund,” as such term is defined under federal regulations. The Portfolio invests at least 99.5% of its total assets at the time of investment in cash, U.S. government securities, and/or repurchase agreements that are fully collateralized by these instruments. The Fund follows policies designed to seek to maintain a stable $1.00 share price.

>

Portfolio securities are denominated in U.S. dollars and, at the time of purchase, have remaining maturities of 397 days (about 13 months) or less, or have maturity shortening features (such as interest rate readjustments and demand features) that have the effect of reducing their maturities to 397 days or less.

>	The Portfolio maintains a dollar-weighted average maturity of (i) 60 days or less and (ii) 120 days or less determined without regard to interest rate resets.

>	The Portfolio maintains certain minimum liquidity standards such that:

•

the Portfolio may not purchase a security other than a security offering daily liquidity if, immediately after purchase, the Portfolio would have invested less than 10% of its total assets in securities offering daily liquidity (includes securities that mature or are subject to demand within one business day, cash or direct U.S. government obligations);

•

the Portfolio may not purchase a security other than a security offering weekly liquidity if, immediately after purchase, the Portfolio would have invested less than 30% of its total assets in securities offering weekly liquidity (includes securities that mature or are subject to demand within five business days, cash, direct U.S. government obligations and government agency discount notes with remaining maturities of 60 days or less); and

•

the Portfolio may not purchase an illiquid security if, immediately after purchase, the Portfolio would have invested more than 5% of its total assets in illiquid securities (securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the market value ascribed to them by the Portfolio).

The Portfolio primarily invests in the following types of investments:

>	U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

>

Repurchase agreements backed by the instruments described immediately above. In a repurchase agreement, the Portfolio buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

The Portfolio may invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates).

Under normal circumstances, the Portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in U.S. government securities and/or repurchase agreements that are collateralized by U.S. government securities. The Portfolio considers repurchase agreements with the Federal Reserve Bank of NewYork to be U.S. government securities.

Working in consultation with DIMA’s portfolio management, DIMA’s credit team screens potential securities and develops a list of those that the Portfolio may buy. DIMA’s portfolio management, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decides which securities on this list to buy.

DIMA’s portfolio management may also adjust the Portfolio’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

While the Fund currently does not intend to impose a liquidity fee or redemption gate upon the applicable compliance date of the money market fund reforms, the Fund may elect to do so in the future.

Principal Risks

The factors most likely to have a significant impact on the Fund’s portfolio are called “principal risks.” The principal risks for the Fund are described in the Summary Prospectus. The Fund is exposed to these risks through its investment in the Portfolio, which invests directly in the individual securities. The Fund may be subject to risks in addition to those identified as principal risks.

The Statement of Additional Information (“SAI”) contains more information about the Fund’s investment strategies and related risks.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI and on the Fund’s website at ProFunds.com. A schedule of the Portfolio’s portfolio holdings, including information required by applicable regulations, is posted once each month on www.profunds.com (the website does not form a part of this Prospectus). Portfolio holdings as of each month-end are posted to www.deutscheliquidity.com within five business days of the date of the applicable portfolio holdings information. More frequent posting of portfolio holdings information may be made from time to time on www.deutscheliquidity.com. The posted portfolio holdings information generally remains accessible for a period of not less than six months. The Portfolio also may post on www.deutscheliquidity.com, on the same or a more frequent basis, various depictions or portfolio characteristics such as the allocation of the Portfolio across various security types, market sectors and sub-sectors and maturities and risk characteristics of the Portfolio.

11

Fund Management

12	:: Fund Management

Board Of Trustees And Officers

The Board of Trustees is responsible for the general supervision of the ProFunds (the “Trust”), of which the Government Money Market ProFund is a series. The Trust’s officers are responsible for the day-to-day operations of the Government Money Market ProFund (the “Fund”) and other series of the Trust.

Investment Adviser

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as investment adviser to the Fund for an annual fee equal to 0.35% of the average daily net assets of the Fund, although no fee is payable under the agreement unless the master-feeder relationship with the Portfolio is terminated and ProFund Advisors directly invests the assets of the Fund. ProFund Advisors has served as investment advisor since the Fund’s inception in 1997.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement of the Fund is available in the Fund’s annual report to shareholders dated December 31, 2015. During the year ended December 31, 2015, the Fund did not pay any fees to the Advisor.

Portfolio Management

Deutsche Investment Management Americas Inc.

The Fund currently pursues its investment objective through a “master-feeder” arrangement. The Fund invests substantially all of its assets in the Government Cash Management Portfolio (the “Portfolio”), a separate registered investment company, managed by Deutsche Investment Management Americas Inc. (“DIMA”), with headquarters at 345 Park Avenue, New York, New York 10154. Under the oversight of the Board of Trustees of the Portfolio, DIMA makes the Portfolio’s investment decisions, buys and sells securities for the Portfolio and conducts research that leads to these purchase and sale decisions. Effective May 2, 2016, DIMA is entitled to receive from the Portfolio a management fee calculated daily and paid monthly, at the annual rate of 0.1200% to $3 billion of the Portfolio’s average daily net assets, 0.1025% on the next $4.5 billion and 0.0900% thereafter. During the year ended December 31, 2015, the Portfolio paid DIMA investment advisory fees equal to 0.10% net of waivers, of the average daily net assets of the Portfolio. In addition, the Portfolio has a separate administrative services agreement with DIMA pursuant to which the Portfolio pays DIMA a fee of 0.03% of the Portfolio’s average daily net assets for certain administrative services. The administrative services fees discussed above are included in the fees and expenses table under “Other expenses.”

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. DIMA and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients. Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries, including DIMA. Deutsche Asset Management is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the U.S. In some cases, DIMA may also utilize its branch offices or affiliates located in the U.S. or outside the U.S. to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the U.S., such activity may be subject to both U.S. and foreign regulation. It is possible that the jurisdiction in which DIMA or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the U.S.

Multi-Manager Structure. DIMA, subject to the approval of the Portfolio’s Board, has ultimate responsibility to oversee any subadvisor to the Portfolio and to recommend the hiring, termination and replacement of subadvisors. Each Deutsche fund, including the Portfolio, and DIMA have received an order from the Securities and Exchange Commission (“SEC”) that permits DIMA to appoint or replace certain subadvisors, to manage all or a portion of the Portfolio’s assets and enter into, amend or terminate a subadvisory agreement with certain subadvisors, in each case subject to the approval of the Portfolio’s Board but without obtaining shareholder approval (“multi-manager structure”). The multimanager structure applies to subadvisors that are not affiliated with the Portfolio or DIMA (“nonaffiliated subadvisors”), as well as subadvisors that are indirect or direct, wholly owned subsidiaries of DIMA or Deutsche Bank AG (“wholly owned subadvisors”). Pursuant to the SEC order, DIMA, with the approval of the Portfolio’s Board, has the discretion to terminate any subadvisor and allocate and reallocate the Portfolio’s assets among any other nonaffiliated subadvisors or wholly owned subadvisors (including terminating a nonaffiliated subadvisor and replacing it with a wholly owned subadvisor). The Portfolio and DIMA are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring a new subadvisor pursuant to the multi-manager structure, the Portfolio will provide the Fund with an information statement containing information about the new subadvisor. The shareholders of the Portfolio have approved the multimanager structure described herein. For so long as the Fund is a “feeder fund,” it will not engage any subadvisor other than through the Portfolio’s engagement of a subadvisor.

Other Service Providers

ProFunds Distributors, Inc., located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, acts as the distributor of ProFund shares and is a wholly-owned subsidiary of ProFund Advisors. Citi Fund Services Ohio, Inc. (“Citi”), located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds, providing operations, compliance and administrative services. FIS Investor Services LLC, located at 4249 Easton Way, Suite 400 Columbus, OH 43219, acts as transfer agent to ProFunds.

ProFund Advisors also performs certain management services for the Government Money Market ProFund under a Management Services Agreement, including client support, other administrative services, and feeder fund management, administration and reporting. For these services, ProFund Advisors is entitled to receive fees paid monthly at the annual rate of 0.35% of the Fund’s average daily net assets. During the year ended December 31, 2015, ProFund Advi sors received fees equal to 0.0% of the average daily net assets of

Fund Management ::	13

the Fund for client support and administrative services, and for feeder fund management, administration and reporting with respect to the Fund’s relationship to the Portfolio. The Advisor has contractually undertaken to waive fees and/or reimburse expenses to maintain the minimum yield floor limit at 0.02% through April 30, 2017 (Minimum Yield). The Advisor may, under certain circumstances, recoup any fees waived and/or expenses reimbursed within three years after the end of the fiscal year of such waiver and/or reimbursement to the extent that such recoupment would not cause the Fund’s net yield to fall below the fund’s previously determined Minimum Yield or the expenses to exceed the overall expense ratio limit in effect at the time of the waiver and/or reimbursement. The recoupment could negatively affect the Fund’s yield and expenses in the future.

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15

General Information

16	:: General Information

Calculating Share Prices

The price at which you purchase, redeem and exchange shares is the net asset value (“NAV”) per share next determined after your transaction request is received by the transfer agent in good order (i.e., required forms are complete and, in the case of a purchase, correct payment is received). Government Money Market ProFund calculates its NAV by taking the value of the assets attributed to the class, subtracting any liabilities attributed to the class and dividing that amount by the number of that class’ outstanding shares.

Government Money Market ProFund uses the amortized cost method to value its assets pursuant to procedures adopted by ProFunds’ Board of Trustees. This method does not reflect daily fluctuations in market value. Each class is expected to remain at a constant $1.00 NAV per share, although there is no assurance that this will be maintained.

Government Money Market ProFund normally calculates its daily share price for each class of shares at the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business except for Columbus Day and Veterans’ Day.

NYSE Holiday Schedule: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Washington’s Birthday (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

Early Close: If the NYSE closes early, the NAV may be calculated prior to its normal calculation time.

Dividends and Distributions

Government Money Market ProFund intends to declare and distribute to its shareholders all of the year’s net investment income and net capital gains, if any, as follows:

Dividends		Capital Gains

Accrued	Paid	Paid
Daily	Monthly	Annually+

+	ProFunds does not announce dividend distribution dates in advance.

Government Money Market ProFund:

>	may declare additional capital gains distributions during a year.

>	reserves the right to include in a dividend any short-term capital gains on securities that it sells.

>

will reinvest distributions in additional shares of Government Money Market ProFund unless a shareholder has written to request distributions in cash (by check, wire or Automated Clearing House (“ACH”)).

By selecting the distribution by check or wire option, a shareholder agrees to the following conditions:

>

If a shareholder elects to receive distributions by check or wire, Government Money Market ProFund will, nonetheless, automatically reinvest such distributions in additional shares of the Fund if they are $10 or less (and payable by check) or $25 or less (and payable by wire). A shareholder may elect to receive distributions via ACH or reinvest such distribution in shares of another series of ProFunds (each, a “ProFund”) regardless of amount.

>

Any dividend or distribution check, which has been returned to ProFunds, or has remained uncashed for a period of six months from the issuance date, will be cancelled, and the funds will be reinvested (net of any bank charges) on the date of cancellation into the appropriate class of the ProFund from which such distribution was paid or, if the account is closed or only Government Money Market ProFund is open, the funds will be reinvested into Government Money Market ProFund; and

>

Any account on which a dividend or distribution check was returned or remained uncashed for a period of six months will automatically have the dividend and distribution payment election adjusted so that all future dividends or distributions are reinvested into the appropriate class of the ProFund from which such dividend or distribution would have been paid, unless subsequent distribution checks have been cashed.

Earning Dividends

>

Government Money Market ProFund shares begin to earn dividends on the day ProFunds’ transfer agent receives a federal funds wire payment for a purchase in good order. Government Money Market ProFund may revise its policies, postpone the payment of dividends and interest or take other actions in order to maintain a constant NAV of $1.00 per share.

>

Government Money Market ProFund shares purchased by check begin to earn dividends the first business day following the day the check is received in good order by Government Money Market ProFund’s transfer agent. Shares purchased in an exchange transaction begin earning dividends the day after the exchange is processed.

>	Shares continue to earn dividends through the business day that ProFunds’ transfer agent has processed a redemption of those shares.

Tax Consequences

The following information is a general summary for U.S. taxpayers. The discussion below addresses only the U.S. federal income tax consequences of an investment in the Fund and does not address any non-U.S., state or local tax consequences. Please see “Taxation” in the SAI for more information.

>

The Fund has elected and intends to qualify and to be treated each year as a regulated investment company (a “RIC”) under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, the Fund must meet certain tests with respect to the sources and types of its income, the nature and diversification of its assets, and the timing and amount of its distributions to shareholders.

>

Because the Fund invests all of its assets in the Portfolio, which is classified as a partnership for U.S. federal income tax purposes, the amount and character of the Fund’s income, gains, losses, deductions and other tax items for each taxable year generally is determined at the Portfolio level. The Fund is required to take into account its share of the Portfolio’s income, gains, losses, deductions and other tax items for each taxable year substantially as though such items had been realized directly by the Fund and without regard to whether the Portfolio distributes any cash to the Fund.

General Information ::	17
>

The Fund expects to distribute all or substantially all of its net investment income and capital gains to shareholders every year. Shareholders will generally be subject to tax on the Fund’s distributions regardless of whether they receive cash or choose to have the distributions and dividends reinvested.

>	Distributions of investment income are generally taxed to a shareholder as ordinary income.

>

Whether a distribution of capital gains by the Fund is taxable to shareholders as ordinary income or capital gains depends on how long the Portfolio owned (or is treated as having owned) the investments generating the distribution, not on how long an investor has owned shares of the Fund. Distributions of capital gains from investments owned (or treated as owned) by the Portfolio for more than 12 months and that are properly reported by the Fund as capital gain dividends will be treated as long-term capital gains includible in a shareholder’s net capital gain and taxed to individuals at reduced rates. Distributions of capital gains from investments owned (or treated as owned) by the Portfolio for 12 months or less will be taxable to shareholders as ordinary income. The Fund does not expect any significant portion of its distributions to be taxable as long-term capital gains.

>

Distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that holding period and other requirements are met at both the shareholder and the Fund level. The Fund does not expect any significant portion of its distributions to be derived from or reported as qualified dividend income.

>

Dividends declared by the Fund in October, November or December of one year and paid in January of the next year are generally taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

>

If shareholders redeem their Fund shares, they may have a capital gain or loss, which will be long-term or short-term depending upon how long they have held the shares. Net gains resulting from redemptions or sales of shares held for more than one year generally are taxed at long-term capital gain rates while those resulting from redemptions or sales of shares held for one year or less generally are taxed at ordinary income rates. It is not expected that any gain or loss will be realized in respect of Fund shares because of the Funds’ policy to maintain its net asset value at a constant $1.00 per share.

>

If shareholders exchange shares of the Fund for shares of another ProFund, this will be treated as a sale of the Fund’s shares and any gain on the transaction will generally be subject to federal income tax.

>

Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws and net gains on the redemption or sale of ProFund shares by such plans will generally not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

>	The Internal Revenue Code of 1986, as amended (the “Code”), generally imposes a 3.8% Medicare contribution tax on the “net investment income” of certain individuals, trusts, and estates to the extent income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any capital gain dividends, and net gains, if any, recognized on the sale, redemption or exchange of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

>

Income and gains from the Portfolio’s investments in securities of foreign issuers, if any, may be subject to withholding or other taxes. In such cases, the yield on those securities would decrease. Shareholders generally will not be able to claim a credit or deduction with respect to such foreign taxes. In addition, investments by the Portfolio in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

>

The Fund is required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

>

Dividends paid to a shareholder that is not a “United States person” within the meaning of the Code (such a shareholder, a “foreign person”) that a Fund properly reports as capital gain dividends, short-term capital gain dividends or interest-related dividends, each as further defined in the SAI, are not subject to withholding of U.S. federal income tax, provided that certain other requirements are met. The Fund (or intermediary, as applicable) is permitted, but is not required, to report any part of its dividends as are eligible for such treatment. The Fund’s dividends other than those the Fund properly reports as capital gain dividends, short-term capital gain dividends or interest-related dividends generally will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Special tax considerations may apply to foreign persons investing in the Fund. Please see the SAI for more information.

Because each shareholder’s tax circumstances are unique and because the tax laws are subject to change, ProFunds recommend that shareholders consult their own tax advisors about the federal, state, local and foreign tax consequences of an investment in the Fund.

Contractual Arrangements

The Trust enters into contractual arrangements with various parties, including, among others, the Advisor, administrator, custodian, transfer agent, and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, any of these contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders and right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

18	:: General Information

This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. None of this Prospectus, the SAI or any contract that is an exhibit to the Trust’s registration statements, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person than any rights conferred explicitly by federal or state securities laws that may not be waived.

19

Shareholder Services Guide

20	:: Shareholder Services Guide

Opening A New Account

ProFunds Trust and Access One Trust [hereafter, ProFund(s)] offer two classes of shares: Investor Class Shares and Service Class Shares. Investor Class Shares may be purchased directly through ProFunds Distributors, Inc. or through authorized financial professionals. Service Class Shares may only be purchased through authorized financial professionals and have service and distribution expenses not applicable to Investor Class Shares. There is a separate New Account Form for each class of shares available. Please ensure you have the correct New Account Form before completing it.

You may purchase shares using any of the following methods.	HOW TO MAKE AN INITIAL PURCHASE	HOW TO PURCHASE ADDITIONAL SHARES
Please note: Purchases must be made according to the transaction cut-off times stated within the Shareholder Services Guide.

Account Minimums (all account types)	The minimum initial investment* amounts are: > $5,000 for accounts that list a financial professional. > $15,000 for self-directed accounts.	Not Applicable.
By Mail	Step 1: Complete a New Account Form (see “Completing your New Account Form”).

Step 1:

Complete a ProFunds’ investment slip, which is attached to your transaction confirmation statement. If an investment slip is not readily available, you may send written instructions which include your name, account number, name and share class of the ProFund you wish to purchase and the purchase amount.

Step 2: Make your check payable to ProFunds. Write the name of the ProFund in which you wish to invest and your account number, if known, on the check.
	Step 3: Send the signed New Account Form and check to: ProFunds • P.O. Box 182800 • Columbus, OH 43218-2800	Step 3: Send the investment slip and check to: ProFunds • P.O. Box 182800 • Columbus, OH 43218-2800
By Phone via Wire	Step 1: Complete a New Account Form (see “Completing your New Account Form”).

Step 1:

Call ProFunds to inform us of:

>    your account number,

>    the amount to be wired,

>    the ProFund(s) in which you wish to invest

You will be provided:

>    a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds and the funding is received in good order by the transfer agent),

>    bank wire instructions

	Step 2: Fax the New Account Form to (800) 782-4797 (toll-free).	Step 2: Contact your bank to initiate your wire transfer.

Step 3:

Call ProFunds at 888-776-3637 to:

>    confirm receipt of the faxed New Account Form,

>    request your new account number.

You will be provided:

>    a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds), and

>    bank wire instructions.

Step 4: Call your bank to initiate your wire transfer.
Step 5: Send the original, signed New Account Form to: ProFunds • P.O. Box 182800 • Columbus, OH 43218-2800

*	Under certain circumstances, ProFunds may waive minimum initial investment amounts.

Shareholder Services Guide ::	21

You may purchase shares using any of the following methods.	HOW TO MAKE AN INITIAL PURCHASE	HOW TO PURCHASE ADDITIONAL SHARES
By Phone via ACH Please note: the maximum ACH purchase amount is $50,000	Step 1: Complete a New Account Form (see “Completing your New Account Form”).	Step 1: Establish bank instructions on your account by completing a Bank Authorization Form (if not already established).
Step 2: Fax the New Account Form to (800) 782-4797 (toll-free).

Step 2:

Call ProFunds to inform us of:

>    the fact that you want to make an ACH purchase,

>    your account number,

>    the purchase amount,

>    the ProFund(s) in which you wish to invest,

You will be provided a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

Step 3:

Call ProFunds at 888-776-3637 to:

>    confirm receipt of the faxed New Account Form,

>    request your new account number,

>    inform us of the purchase amount,

>    inform us of the ProFund(s) in which you wish to invest.

You will be provided:

>    a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

By Internet via ACH Please note: the maximum ACH purchase amount is $50,000	Step 1: Go to ProFunds.com.	Step 1: Go to ProFunds.com.
	Step 2: Click on “Open Account.”	Step 2: Click on the “Access Account” button.
	Step 3: Complete an on-line New Account Form.	Step 3: Enter User Name and Password.
	Step 4: Follow instructions for making a purchase.	Step 4: Follow transaction instructions for making a purchase.
Through a Financial Professional	Contact your financial professional with your instructions.	Contact your financial professional with your instructions.

You may exchange or redeem shares using any of the following methods.	HOW TO EXCHANGE OR REDEEM SHARES
By Mail

Send a signed letter to:

ProFunds

P.O. Box 182800

Columbus, OH 43218-2800

The letter should include information necessary to process your request (see “Exchanging Shares”). ProFunds may require a signature guarantee in certain circumstances. See “Signature Guarantees” under “Additional Shareholder Information” or call ProFunds for additional information.

By Telephone

Individual Investors:

(888) 776-3637 or (614) 470-8122

Financial Professionals and Institutions:

(888) 776-5717 or (240) 497-6552

Interactive Voice Response System (“IVR”):

Call (888) 776-3637 (toll-free) or (614) 470-8122 and follow the step-by-step instructions.

By Internet

ProFunds.com

Select the “Access Account” navigation bar, enter your User Name and Password and follow the step-by-step instructions. Please make sure you receive and record your confirmation number for later reference. (Your transaction is not effective until you have received a confirmation number from ProFunds.)

Through a Financial Professional	Contact your financial professional with your instructions.

22	:: Shareholder Services Guide

Contact Information
By Telephone	Individual Investors: (888) 776-3637 or (614) 470-8122 Financial Professionals and Institutions: (888) 776-5717 or (240) 497-6552
Fax	(800) 782-4797 (toll-free)
Internet	ProFunds.com
Regular mail	ProFunds P.O. Box 182800 Columbus, OH 43218-2800
Overnight mail	ProFunds c/o Transfer Agent 4249 Easton Way, Suite 400 Columbus, OH 43219

ProFunds/Access One Accounts

To open a mutual fund account, you will need to complete a New Account Form. You should also read the relevant prospectus carefully prior to opening your account. Contact ProFunds to request a New Account Form or download a New Account Form from ProFunds’ website. For guidelines to help you complete the Form, see the instructions below. You may also open certain new accounts online. Go to ProFunds.com, select “Open Account” and follow the instructions. Please note that new accounts opened online may be funded by check or through ACH. For accounts funded through ACH, the maximum initial investment amount is $50,000.

Retirement Plan Accounts

Several types of Individual Retirement Accounts (“IRAs”) are available. Please visit ProFunds.com or contact ProFunds for a retirement plan account application. The IRA custodian charges an annual fee of $15 per social security number for all types of IRAs. The annual fee may be waived in certain circumstances. Other types of retirement accounts, such as profit sharing, money purchase and 401(k) accounts may be established; however, ProFunds does not sponsor these plans nor does ProFunds provide retirement reporting for these types of plans.

Accounts Through Financial Professionals

Contact your financial professional for information on opening an account to invest in ProFunds.

Completing Your New Account Form

>	You must provide each account holder’s social security number or tax identification number and date of birth on the New Account Form.

>	Attach the trust documents when establishing a trust account. Contact ProFunds for specific requirements.

>

When establishing an account for your corporation, partnership or self-directed retirement plan, please check the appropriate box to indicate the correct account type to ensure proper tax reporting, and provide a certified corporate resolution or other documentation evidencing your authority to open the account and engage in transactions.

>

You must provide a street address (ProFunds does not accept P.O. Box-only addresses, but APO and FPO Armed Forces mailing addresses are acceptable). If account holders have different addresses, each address must be provided.

>	You must designate the ProFund(s) to which your initial investment will be directed or the investment will be made in Government Money Market ProFund.

>	Be sure all parties named on the account sign the New Account Form.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person or entity who opens an account. Some or all of the information provided will be used by ProFunds and/or its agents to verify the identity of the persons opening an account. If this information is not provided, ProFunds may not be able to open your account. Accounts may be restricted or closed, and monies withheld, pending verification of this information or as otherwise required under federal regulations. You may be asked to provide additional information to verify your identity consistent with the requirements under anti-money laundering regulations. In addition, transaction orders, including orders for purchases, exchanges and redemptions may be suspended, restricted, canceled or processed and the proceeds may be withheld.

Purchasing Shares

You have the option to send purchase orders by mail or Internet and to send purchase proceeds by check, ACH or wire. All purchases must be made in U.S. dollars drawn on a U.S. bank. Cash, starter checks, Internet-based checks, credit cards, travelers’ checks, money orders and credit card checks are not accepted. Third-party checks are generally not accepted to open an account.

Each ProFund prices shares you purchase at the price per share next computed after it (or an authorized financial intermediary) receives your purchase request in good order. To be in good order, a purchase request must include a wire or check or the processing of an ACH initiated (as applicable) by stated cut-off times, and for new accounts, a properly completed New Account Form. ProFunds cannot accept wire or ACH purchases on bank holidays. ProFunds and ProFunds Distributors, Inc. may reject any purchase request for any reason.

Important Information You Should Know When You Purchase Shares:

>

Instructions, written or by telephone, given to ProFunds for wire transfer requests do not constitute a transaction request received in “good order” until the wire transfer has been received by ProFunds. A wire purchase will be considered in good order if (i) you have completed and faxed a New Account Form; (ii) you have contacted ProFunds and received a confirmation number, and (iii) ProFunds receives and accepts your wire during ProFunds wire processing times noted in the chart under “Transaction Cut-Off Times.”

>	Although ProFunds does not charge for wire receipt, your bank may charge a fee to send wires. Please be sure that the wire is sufficient to cover your purchase and any such bank fees.

>

Any New Account Form, check or wire order received that does not designate a specific ProFund will be used to purchase shares (i) in the ProFund in your existing account if you have an investment in only one ProFund, or (ii) in Investor Class or Service Class Shares, as applicable, of the Government Money Market ProFund, if you are initially opening an account or have more than one ProFund investment. Neither ProFunds nor ProFunds Distributors, Inc. will be responsible for investment opportunities lost as a result of investments being directed to

Shareholder Services Guide ::	23

Government Money Market ProFund, to an existing active ProFund account. ProFunds is not responsible for transfer errors by sending or receiving bank and will not be liable for any loss incurred due to a wire transfer or ACH not having been received. If the check, ACH or wire cannot be identified, it may be returned or rejected. Checks submitted to ProFunds will be automatically deposited upon receipt at our administrative office in Columbus, Ohio.

>

If it is determined that account information is not in good order, any amount deposited will be refunded by check no earlier than ten business days from receipt of such payment to allow adequate time for the original check to clear through the banking system.

>

ProFunds will ordinarily cancel your purchase order if your bank does not honor your check or ACH for any reason, or your wire transfer is not received by the designated cut-off time. If your purchase transaction is cancelled, you will be responsible for any losses that may result from any decline in the value of the cancelled purchase. ProFunds (or its agents) have the authority to redeem shares in your account(s) to cover any losses. Any profit on a cancelled transaction will accrue to the applicable ProFund.

>	ProFunds may reject or cancel any purchase orders for any reason.

>	The minimum for initial purchases may be waived in certain circumstances.

Exchanging Shares

Shareholders can, free of charge and without a limit on frequency or maximum amount, exchange Investor or Service Class Shares of any publicly available ProFund for Investor or Service Class Shares, respectively, of another publicly available series of Access One Trust or series of ProFunds Trust that offers such shares. Exchange requests, like any other share transaction, are subject to ProFunds transaction cut-off times described under “Transaction Cut-Off Times.” The Access One Funds are offered through a separate prospectus.

ProFunds will need the following information to process your exchange:

>	the account number applicable to the exchange transaction request;

>	the number of shares, percentage, or dollar value of the shares you wish to exchange; and

>	the share class and name of the ProFund you are exchanging from and the share class and name of the ProFund or Access One Fund you are exchanging into.

Please note that the transaction cut-off times of one Fund may differ from those of another Fund. In an exchange between funds with different cut-off times, you will receive the price next computed after the exchange request is made for both the redemption and the purchase transactions involved in the exchange. You will be responsible for any losses if sufficient redemption proceeds are not available to pay the purchase price of shares purchased. Please consult the prospectus of the Fund into which you are exchanging for the applicable cut-off times. Contact an Authorized Financial Professional to initiate an exchange. You can perform exchanges by mail, phone and online at ProFunds.com.

Important Information You Should Know When You Exchange Shares:

>

An exchange involves selling shares of one fund and buying shares of another fund. Exchanges are taxable transactions. Exchanges within a retirement account may not be taxable. Please contact your tax advisor for more information.

>	ProFunds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.

>

None of ProFunds, ProFunds Distributors, Inc. or the ProFunds’ transfer agent is required to verify that there is a sufficient balance in the account to cover the exchange. You will be responsible for any loss if there are insufficient funds available to cover the exchange due to insufficient shares or due to a decline in the value of the ProFund from which you are exchanging.

>	The redemption and purchase will be processed at the next calculated NAVs of the respective ProFunds or Access One Funds after the Fund has received your exchange request in good order.

>	The exchange privilege may be modified or discontinued at any time.

>	Before exchanging into a ProFund or Access One Fund, please read such fund’s prospectus.

>	Financial intermediaries may have their own rules about exchanges or transfers and may impose limits on the number of such transactions you are permitted to make during a given time period.

Redeeming Shares

You may redeem all or part of your shares at the NAV next determined after your redemption request is received in good order. Only the registered owner(s) of the account or persons authorized in writing by the registered owner(s) may redeem shares.

ProFunds will need the following information to process your redemption request:

>	name(s) of account owners;

>	account number(s);

>	the name of the ProFund(s);

>	your daytime telephone number;

>	the dollar amount, percentage or number of shares being redeemed; and

>

how you would like to receive your redemption proceeds (see options below). Unless otherwise requested, your redemption proceeds will be sent by check to the registered account owner’s address of record by U.S. mail.

You may receive your redemption proceeds:

By Check: Normally, redemption proceeds will be sent by check to the address listed on the account. ProFunds may charge a fee associated with overnight mailings or Saturday delivery of redemption proceeds.

By Wire: You may have your redemption proceeds wired directly into a designated bank account by establishing a wire redemption option on your account. ProFunds may charge a $10 service fee for a wire transfer of redemption proceeds under certain circumstances, and your bank may charge an additional fee to receive the

24	:: Shareholder Services Guide

wire. If you would like to establish this option on an existing account, please call ProFunds.

By ACH: You may have your redemption proceeds sent to your bank account via ACH by establishing this option on your account. Funds sent through ACH should reach your bank in approximately two business days. While there is no fee charged by ProFunds for this service, your bank may charge a fee. If you would like to establish this option on an existing account, please call ProFunds.

Important Information You Should Know When You Sell Shares:

>

ProFund shareholders automatically have telephone redemption privileges unless they elect not to have these privileges on the New Account Form. Redemptions requested via telephone must be made payable to the name on the account and sent to the address or bank account listed on the account.

>

To redeem shares from a retirement account, you may make this request in writing by completing an IRA Distribution Form. In certain cases, distributions may be requested via telephone with proceeds sent to the address or bank on record on the account. Financial professionals may not request a redemption from an IRA on your behalf. You should consult a tax advisor before redeeming shares and making distributions from your tax qualified account because doing so may have adverse tax consequences for you. Call ProFunds to request an IRA Distribution Form or download the form from the ProFunds’ website.

>

If you request that redemption proceeds be sent to a bank account or an address other than the bank account or address you have previously established on your ProFunds account, you must make the request in writing. The signatures of all registered owners must be guaranteed (see “Signature Guarantees”).

>	If you are selling some, but not all, of your shares, your remaining account balance should be above the minimum investment amount to keep your ProFund position open.

>

ProFunds normally remits redemption proceeds within seven days of redemption. For redemption of shares purchased by check, ACH or through ProFunds’ automatic investment plan, ProFunds may wait up to 10 business days before sending redemption proceeds to ensure that its transfer agent has collected the original purchase payment.

>

Your right of redemption may be suspended, or the date of payment postponed for any period during which: (i) the NYSE or the Federal Reserve Bank of New York is closed (other than customary weekend or holiday closings); (ii) trading on the NYSE, or other securities exchanges or markets as appropriate, is restricted, as determined by the SEC; (iii) an emergency exists, as determined by the SEC; or (iv) for such other periods as the SEC, by order, may permit for protection of ProFunds’ investors. Proceeds cannot be sent by wire or ACH on bank holidays.

Additional Shareholder Information

Account Minimums

Account minimums apply to all initial investments with ProFunds, including retirement plans, and apply to the total initial value of an account. These minimums may be different for investments made through certain financial intermediaries. In addition, ProFunds reserves the right to modify its minimum account requirements at any time with or without prior notice.

ProFunds reserves the right to involuntarily redeem an investor’s account, including a retirement account, if the account holder’s aggregate account balance falls below the applicable minimum initial investment amount due to transaction activity. You will be given at least 30 days’ notice to reestablish the minimum balance if your ProFund balance falls below the applicable account minimum. If you do not increase your balance during the notice period, the ProFund may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV on the day your ProFund position is closed.

Transaction Cut-Off Times

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received in good order by ProFunds’ transfer agent, distributor, or financial intermediary designated by the ProFunds as an authorized agent. Transaction orders in ProFund accounts must be received in good order by the ProFunds’ transfer agent or distributor before the cut-off times detailed in the table below to be processed at that business day’s NAV. A completed New Account Form does not constitute a purchase order until the transfer agent deems it to be in good order, processes the New Account Form and receives correct payment by check, ACH or wire transfer on any business day prior to the designated cut-off time. Trades placed via telephone must be initiated (i.e., the call must be received and in queue) by the cut-off time and communicated in good order by the close of the NYSE (normally 4:00 p.m. Eastern Time). When the NYSE closes early, all cut-off times are adjusted for the early close. When the bond markets close early, the cut-off times for the U.S. Government Plus ProFund, Rising Rates Opportunity 10 ProFund and Rising Rates Opportunity ProFund are adjusted for the early close. Certain financial intermediaries may impose cut-off times different from those described below.

Method	Fund/Trust	Normal Cut-Off Time (Eastern Time)	Additional Transaction Information (Eastern Time)
By Mail	All	4:00 p.m.
By Telephone and Wire	ProFunds Trust	3:30 p.m. (wire purchases) 3:50 p.m. (exchanges and redemptions)	ProFunds accepts all transactions starting at 8:00 a.m. through the transaction cut-off time and from 4:30 p.m. through 7:00 p.m.
	Access One Trust	3:00 p.m.
By Internet, Fund/SERV and Interactive Voice Response System (“IVR”)	ProFunds Trust	3:55 p.m.	ProFunds accepts transactions at any time except between 3:55 p.m. and 4:30 p.m.
	Access One Trust	3:00 p.m.	Access One Funds accept all transactions starting at 8:00 a.m. through the transaction cut-off time and from 4:30 p.m. through 7:00 p.m.

Shareholder Services Guide ::	25

About Telephone and Internet Transactions

Telephone and Internet transactions, whether initiated by a shareholder or a shareholder’s agent, are extremely convenient but are not free from risk. None of ProFunds, ProFunds Distributors, Inc. nor ProFunds’ agents will be responsible for any losses resulting from unauthorized telephone or Internet transactions if reasonable security procedures are followed. Telephone conversations may be recorded or monitored for verification, recordkeeping and quality-assurance purposes. For transactions over the Internet, we recommend the use of a secure internet browser. In addition, you should verify the accuracy of your confirmation statements immediately upon receipt. If you do not want the ability to initiate transactions by telephone or Internet, call ProFunds for instructions.

During periods of heavy market activity or other times, it may be difficult to reach ProFunds by telephone or to transact business over the Internet. Technological irregularities may also make the use of the Internet slow or unavailable at times. If you are unable to reach us by telephone or unable to transact business over the Internet, consider sending written instructions.

The ProFunds may terminate the receipt of redemption or exchange orders by telephone or the Internet at any time, in which case you may redeem or exchange shares in writing.

Exchanges or Redemptions in Excess of Share Balances

If you initiate exchange or redemption transactions that, in total, exceed the balance of your shares in a ProFund, some transactions may be processed while others may not. This may result in ProFund positions that you did not anticipate. None of ProFunds, ProFunds’ transfer agent nor ProFunds Distributors, Inc. will be responsible for transactions that did not process in this circumstance. You may be liable for losses resulting from exchanges cancelled due to insufficient balances.

Signature Verification for

Certain Transactions

Signature Guarantee Program — Financial Transactions Certain redemption requests must include a signature guarantee if any of the following apply:

•	Your account address has changed within the last 10 business days;

•	A check is being mailed to an address different than the one on your account;

•	A check or wire is being made payable to someone other than the account owner;

•	Redemption proceeds are being transferred to an account with a different registration;

•	A wire or ACH transfer is being sent to a financial institution other than the one that has been established on your ProFunds account; or

•	Other unusual situations as determined by ProFunds’ transfer agent.

ProFunds reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay a redemption if the signature guarantee is not in good form. Faxed signature guarantees are generally not accepted.

Signature guarantees may be provided by an eligible financial institution such as a commercial bank, a Financial Industry Regulatory Authority, Inc. (“FINRA”) member firm such as a stock broker, a savings association or a national securities exchange. A notary public cannot provide a signature guarantee. ProFunds reserves the right to reject a signature guarantee if it is not provided by a STAMP 2000 Medallion guarantor.

Signature Validation Program —

Non-Financial Transactions

The Signature Validation Program (SVP) is intended to provide validation of authorized signatures for those transactions considered non-financial (i.e., do not involve the sale, redemption or transfer of securities). The purpose of the SVP stamp on a document is to authenticate your signature and to confirm that you have the authority to provide the instructions in the document. This stamp may be obtained from eligible members of a Medallion Signature Guarantee Program (see above) or other eligible guarantor institutions in accordance with SVP.

Eligible guarantor institutions generally include banks, broker/dealers, credit unions, members of national securities exchanges, registered securities associations, clearing agencies and savings associations. You should verify with the institution that they are an eligible guarantor institution prior to signing. A notary public cannot provide an SVP stamp.

The Fund accepts an SVP stamp or a Signature Guarantee stamp if you request any of the following non-financial transactions:

•	Name change

•	Add/Change banking instructions

•	Add/Change beneficiaries

•	Add/Change authorized account traders

•	Add a Power of Attorney

•	Add/Change Trustee

•	UTMA/UGMA custodian change

Uncashed Redemption Check Procedures

Generally, redemption checks which have been returned to ProFunds, or have remained uncashed for a period of six months from the issuance date, will be deposited into the shareholder’s account in the Government Money Market ProFund.

Frequent Purchases and Redemptions of ProFund Shares

It is the general policy of ProFunds to permit frequent purchases and redemptions of ProFund shares. The ProFunds impose no restrictions and charge no redemption fees to prevent or minimize frequent purchases and redemptions of ProFund shares other than a $10 wire fee under certain circumstances. Notwithstanding the provisions of this Policy, ProFunds may reject any purchase request for any reason.

As noted under “Summary Section Principal Risks” — Active Investor Risk,” frequent purchases and redemptions of Fund shares could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively affect performance by increasing transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of a ProFund may negatively affect a ProFund’s ability to achieve its investment objective or maintain a consistent level of operating

26	:: Shareholder Services Guide

expenses. In certain circumstances, a ProFund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Additional Shareholder Services

Automatic Investment Plans (AIP) and Systematic Withdrawal Plans (SWP)

Shareholders may purchase and/or redeem shares automatically on a monthly, bimonthly, quarterly or annual basis. You may sign up for these services on the New Account Form, or you may download or request a Bank Authorization Form to add these services to an existing account. Requests to add an Automatic Investment Plan (AIP) to an account should be received in good order at least three business days prior to the first date in which the AIP is to run.

Account Statements and Confirmations

Shareholders with ProFund accounts will receive quarterly ProFund statements showing the market value of their ProFund account at the close of the statement period in addition to any transaction information for the period. Shareholders will also receive transaction confirmations for most Fund transactions. Shareholders should review their account statements and confirmations as soon as they are received. You may also receive statements and confirmations electronically. See “Electronic Document Delivery Program — PaperFreeTM .”

Tax Statements

Each year, ProFunds will send tax information to assist you in preparing your income tax returns. These statements will report the previous year’s dividend and capital gains distributions, proceeds from the sales of shares, and distributions from, and contributions to, IRAs and other retirement plans.

Cost Basis

Shares purchased on or after January 1, 2012: If U.S. tax reporting rules apply to your account, upon the redemption or exchange of Fund shares that you hold in that account, the Fund will report related tax information about those shares to you and the IRS, including the adjusted cost basis, whether any gain or loss is short- or long-term, and whether any loss is disallowed by the wash sale rules. The requirement to report cost basis is effective for Fund shares purchased, including through dividend reinvestment, on or after January 1, 2012. Shares of the Fund acquired prior to January 1, 2012 generally are not subject to these rules, and shareholders are responsible for keeping their own records for determining their tax basis in these shares.

Generally, the rules apply to those accounts that currently receive Form 1099-B tax reporting, such as individual, joint, partnership and Uniform Gifts to Minors Act/Uniform Transfers to Minors Act registrations. S Corporations are also covered by the new rules. Accounts held by retirement accounts and C Corporations are not subject to the new reporting requirements.

For shares purchased on or after January 1, 2012, investors who purchase shares directly from ProFunds have the opportunity to choose which method ProFunds uses to calculate cost basis or to use the ProFunds default method — Average Cost. ProFunds will use the Average Cost method if a shareholder does not instruct it to use an alternate method. Investors should consult a qualified tax advisor to determine the method most suitable for their situation. For shares purchased through a financial intermediary, the intermediary’s default method will apply in the absence of an election by the investor to use a different method. Investors that purchase shares through a financial intermediary should consult their intermediary for information regarding available methods and how to select or change a particular method.

Electronic Document Delivery Program — PaperFree™

You may elect to receive your account statements and confirmations electronically through PaperFreeTM, ProFunds’ electronic document delivery service. You may also choose to receive your ProFunds Prospectus, shareholder reports, and other documents electronically. To enroll for this service, please register on ProFunds’ website. You may elect the PaperFreeTM service by completing the appropriate section on the New Account Form. ProFunds will then send you a link to the enrollment site.

Financial Intermediaries

Certain financial intermediaries may accept purchase and redemption orders on ProFunds’ behalf. Such purchase and redemption orders will be deemed to have been received by ProFunds at the time an authorized financial intermediary accepts the orders. Your financial intermediary has the responsibility to transmit your orders and payment promptly and may specify transaction order cut-off times and different share transaction policies and limitations, including limitations on the number of exchanges, than those described in this Prospectus. In addition, the financial intermediary may impose additional restrictions or charge fees not described in this Prospectus. Furthermore, such financial intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on a ProFund’s behalf. If your order and payment is not received from your financial intermediary timely, your order may be cancelled and the financial intermediary could be liable for resulting fees or losses. Although the ProFunds may effect portfolio transactions through broker dealers who sell Fund shares, ProFunds does not consider the sale of ProFund shares as a factor when selecting broker dealers to effect portfolio transactions.

Investor Class Shares and Service Class Shares bear fees payable to certain intermediaries or financial institutions for provision of recordkeeping, sub-accounting services, transfer agency and other administrative services. The expenses paid by each ProFund are included in “Other Expenses” under “Annual Fund Operating Expenses” in this Prospectus.

Distribution and Service (12b-1) Fees —Service Class

Under a Rule 12b-1 Distribution and Shareholder Services Plan (the “Plan”) adopted by the Trustees and administered by ProFunds Distributors, Inc., (the “Distributor”), each ProFund may pay the Distributor, financial intermediaries, such as broker-dealers and investment advisers, up to 1.00% on an annualized basis of the average daily net assets attributable to Service Class Shares as reimbursement or compensation for service and distribution related activities with respect to the Funds and/or shareholder services. Over time, fees paid under the Plan will increase the cost of a Service Class shareholder’s investment and may cost more than other types of sales charges.

Payments to Financial Firms

ProFund Advisors or other service providers may utilize their own resources to finance distribution or service activities on behalf of the ProFunds, including compensating the Distributor and other

Shareholder Services Guide ::	27

third parties, including financial firms, for distribution-related activities or the provision of shareholder services. These payments are not reflected in the fees and expenses section of the fee table for the ProFunds contained in this Prospectus.

A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition to the payments described above, the Distributor and ProFund Advisors from time to time provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the ProFunds, providing the ProFunds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the ProFunds on the financial firms’ preferred or recommended fund list, granting the Distributor or ProFund Advisors access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund, all other ProFunds, other funds sponsored by ProFund Advisors and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the ProFunds and the quality of the financial firm’s relationship with the Distributor or ProFund Advisors. The additional payments described above are made at the Distributor’s or ProFund Advisors’ expense, as applicable. These payments may be made at the discretion of the Distributor or ProFund Advisors to some of the financial firms that have sold the greatest amounts of shares of the ProFunds. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and ProFund Advisors visit financial firms on a regular basis to educate financial advisors about the ProFunds and to encourage the sale of ProFund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law and Rules of FINRA.

If investment advisers, distributors or affiliates of mutual funds other than ProFunds make payments (including, without limitation, sub-transfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.

For further details about payments made by the Distributor or ProFund Advisors to financial firms, please see the SAI.

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29

Financial Highlights

The following table is intended to help you understand the financial history of Investor Class and Service Class Shares of Government Money Market ProFund for the past five years. Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in the Government Money Market ProFund, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, appears in the Annual Report of the Fund, which is available upon request.

30	:: Government Money Market ProFund (formerly Money Market ProFund) ::	Financial Highlights

ProFunds Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities						Distributions to Shareholders From						Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income(a)		Net Realized Gains (Losses) on Investments(a)		Total from Investment Activities		Net Investment Income		Total Distributions		Net Asset Value, End of Period	Total Return	Gross Expenses(a),(b)	Net Expenses(a),(c)	Net Investment Income(a)	Net Assets, End of Period (000’s)
Money Market ProFund

Investor Class
Year Ended December 31, 2015	$1.000	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	$1.000	0.02%	0.86%	0.23%	0.02%	$422,541
Year Ended December 31, 2014	$1.000	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	$1.000	0.02%	0.89%	0.17%	0.02%	$328,085
Year Ended December 31, 2013	$1.000	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	$1.000	0.02%	1.00%	0.19%	0.02%	$421,082
Year Ended December 31, 2012	$1.000	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	$1.000	0.02%	0.96%	0.26%	0.02%	$407,080
Year Ended December 31, 2011	$1.000	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	$1.000	0.02%	1.01%	0.23%	0.02%	$428,962

Service Class
Year Ended December 31, 2015	$1.000	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	$1.000	0.02%	0.86%	0.23%	0.02%	$43,741
Year Ended December 31, 2014	$1.000	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	$1.000	0.02%	0.89%	0.17%	0.02%	$141,024
Year Ended December 31, 2013	$1.000	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	$1.000	0.02%	1.00%	0.19%	0.02%	$47,854
Year Ended December 31, 2012	$1.000	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	$1.000	0.02%	1.42%	0.26%	0.02%	$50,541
Year Ended December 31, 2011	$1.000	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	$1.000	0.02%	1.96%	0.23%	0.02%	$96,065

(a)	Per share amounts and percentages include the applicable allocation from the Cash Management Portfolio.

(b)

For the years ended December 31, 2015, December 31, 2014, December 31, 2013, December 31, 2012 and December 31, 2011, the Advisor to the Cash Management Portfolio waived fees which were allocated to the Money Market ProFund on a pro-rata basis. If included, the corresponding impact to the gross expense ratio would be an increase of 0.03%, 0.03%, 0.02%, 0.03% and 0.01%, respectively.

(c)	The expense ratio for the period reflects the deduction of certain expenses to maintain a certain minimum net yield.

(d)	Amount is less than $0.0005.

P.O. Box 182800

Columbus, OH 43218-2800

Additional information about Government Money Market ProFund (the “Fund”) is available in the annual and semi-annual reports to shareholders of the Fund. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about Government Money Market ProFund in its current Statement of Additional Information (“SAI”), dated June 30, 2016, which has been filed electronically with the Securities and Exchange Commission (“SEC”) and which is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the SAI, annual and semi-annual reports are available, free of charge, online at ProFunds.com. You may also receive a free copy of the SAI or the annual or semi-annual reports or make enquiries to the Fund by writing us at the address set forth below or calling to toll-free at the appropriate telephone number set forth below.

ProFunds®

Post Office Mailing Address for Investments

P.O. Box 182800

Columbus, OH 43218-2800

Phone Numbers

For Financial Professionals: (888) PRO-5717 (888) 776-5717

For All Others: (888) PRO-FNDS (888) 776-3637 or (614) 470-8122

Fax Number: (800) 782-4797 or (614) 470-8718

Website Address: ProFunds.com

You can find reports and other information about ProFunds on the SEC’s website (www.sec.gov), or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-551-8090.

ProFunds and the Bull & Bear design and Not just funds, ProFunds are trademarks of ProFund Advisors LLC and are licensed for use.

ProFunds Executive Offices	Investment Company Act File No. 811-08239
Bethesda, Maryland	MPI-0616

PROFUNDS

STATEMENT OF ADDITIONAL INFORMATION

Government Money Market ProFund (formerly Money Market ProFund)

TICKER

Investor Class	MPIXX

Service Class	MPSXX

June 30, 2016

7501 WISCONSIN AVENUE, SUITE 1000

BETHESDA, MARYLAND 20814

(888) 776-3637 RETAIL SHAREHOLDERS ONLY

(888) 776-5717 INSTITUTIONS AND FINANCIAL PROFESSIONALS ONLY

This Statement of Additional Information (“SAI”) describes the Government Money Market ProFund (“Government Money Market ProFund” or “Fund”), a series of ProFunds, a Delaware statutory trust (the “Trust”).

Government Money Market ProFund offers two classes of shares: Investor Class Shares and Service Class Shares, each of which is discussed herein. The Fund may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy.

Government Money Market ProFund seeks a high level of current income consistent with liquidity and preservation of capital. Unlike other series of the Trust (each, a “ProFund”), Government Money Market ProFund currently seeks to achieve its investment objective by investing substantially all of its assets in the Government Cash Management Portfolio (the “Portfolio”), a separate registered investment company with a comparable investment objective. The performance of Government Money Market ProFund will correspond to the investment performance of the Portfolio, less additional fees and expenses relating to the Fund. Because of the inherent risks in any investment, there can be no assurance that the Fund’s investment objective will be achieved.

This SAI is not a prospectus. It should be read in conjunction with the Government Money Market ProFund Investor Class and Service Class Prospectus, dated June 30, 2016 ( the “Prospectus”), which incorporates this SAI by reference. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The financial statements and notes thereto are included in the Fund’s annual report for the fiscal year ended December 31, 2015 which has been filed with the U.S. Securities and Exchange Commission and is incorporated by reference into this SAI. A copy of the Prospectus and the Fund’s Annual Report are available, without charge, upon request to the address above, by telephone at the numbers above or on the Trust’s website at profunds.com.

STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION ABOUT PROFUNDS

The Trust is an open-end management investment company organized as a Delaware statutory trust on April 17, 1997. The Trust is composed of multiple separate series. One series is discussed herein and other series may be added in the future. The Fund may be used independently or in combination with other ProFunds or series of Access One Trust (“Access One Funds”) as part of an overall investment strategy. Investor Class and Service Class Shares of any ProFund may be exchanged, without charge, for shares of any other ProFund or Access One Fund that offers such shares on the basis of the respective net asset values (“NAVs”) of such shares, provided, however, that certain minimum investment levels are maintained, as described in the Prospectus (see “Shareholder Services — Exchanging Shares” in the Prospectus). Access One Trust is a separate open-end management investment company, shares of which are offered through a different prospectus. The investments made by Government Money Market ProFund and the results achieved by the Fund at any given time are not expected to be the same as those made by other mutual funds for which ProFund Advisors LLC (the “Advisor”) acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Fund. The Advisor is a Maryland limited liability company with offices at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814.

Reference is made to the Prospectus for a discussion of the investment objective and policies of Government Money Market ProFund. Set forth below is further information relating to the Fund, which supplements, and should be read in conjunction with, the Prospectus. Government Money Market ProFund currently invests substantially all of its assets in the Portfolio, which has as its investment adviser Deutsche Investment Management Americas Inc. (“DIMA”), headquartered at 345 Park Avenue, New York, New York 10154.

The investment restrictions of the Fund specifically identified as fundamental policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objective and all other investment policies of the Fund not specified as fundamental may be changed by the Trust’s Board of Trustees (the “Board” or the “Board of Trustees” or the “Trustees”), without the approval of shareholders.

The investment techniques and strategies of the Fund discussed below, may be used by the Fund if, in the opinion of the Advisor, these strategies will be advantageous to the Fund. The Fund is free to reduce or eliminate its use of any of these techniques or strategies without changing the Fund’s fundamental policies. There is no assurance that any of the techniques or strategies listed below or any of the other methods of investment available to the Fund will result in the achievement of the Fund’s objective. Also, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, and management may determine to liquidate the Fund at any time, which time may not be an opportune one for shareholders.

There can be no assurance that the Fund will achieve its investment objective.

Name Policy

The Fund is subject to the SEC “names rule” (Rule 35d-1 under the 1940 Act) and has adopted a non-fundamental investment policy obligating it to commit, under normal market conditions, at least 80% of its net assets in U.S. government securities and/or repurchase agreements that are collateralized by U.S. government securities. The Fund considers repurchase agreements with the Federal Reserve Bank of New York to be U.S. government securities. Such direct exposure may be obtained through direct investments in the securities and/or through investments with similar economic characteristics. For purposes of such investment policy, “assets” include the Fund’s net assets, as well as amounts borrowed for investment purposes, if any. In addition, for purposes of such investment policy, “assets” includes not only the amount of the Fund’s net assets attributable to investments providing direct investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also cash and cash equivalents that are segregated on the Fund’s books and records or being used as collateral, as required by applicable regulatory guidance, or otherwise available to cover such investment exposure. The Board of Trustees has adopted a policy to provide investors with at least 60 days’ notice prior to changes in the Fund’s name policy.

INVESTMENT POLICIES, TECHNIQUES AND RELATED RISKS

The types of instruments to which Government Money Market ProFund may achieve exposure through its investments in the Portfolio are discussed below.

U.S. GOVERNMENT SECURITIES

The Portfolio may invest in U.S. government securities in pursuit of its investment objectives. U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills, which have initial maturities of one year or less; U.S. Treasury notes, which have initial maturities of one to ten years; and U.S. Treasury bonds, which generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association (“Fannie Mae” or “FNMA”), the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency but are not backed by the full faith and credit of the U.S. government, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to the U.S. government-sponsored federal agencies and instrumentalities described above, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. All U.S. government securities are subject to credit risk.

Yields on U.S. government securities depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of the Portfolio’s investments in U.S. government securities, while a decline in interest rates would generally increase the market value of the Portfolio’s investments in these securities.

FLOATING AND VARIABLE RATE NOTES

Floating and variable rate notes generally are unsecured obligations issued by financial institutions and other entities. They typically have a stated maturity of more than one year and an interest rate that changes either at specific intervals or whenever a benchmark rate changes.

Variable Rate Master Demand Notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between the Portfolio and the issuer, they are not ordinarily traded. Since no active secondary market may exist for these notes, the Portfolio will purchase only those notes under which it may demand and receive payment on principal and accrued interest daily or may resell the note to a third party.

REPURCHASE AGREEMENTS

The Portfolio also may enter into repurchase agreements with financial institutions in pursuit of its investment objective or for liquidity purposes. Under a repurchase agreement, the Portfolio purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Portfolio will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss. The Portfolio also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer.

REVERSE REPURCHASE AGREEMENTS

The Portfolio may enter into “reverse repurchase agreements,” which are repurchase agreements in which the Portfolio, as the seller of securities, agrees to repurchase such securities at an agreed time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Portfolio segregates assets in an amount at least equal to its obligation under outstanding reverse repurchase agreements. Such transactions may increase fluctuations in the market value of the Portfolio assets and its yield.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

To the extent allowable by its investment policies, the Portfolio may from time to time in the ordinary course of business, purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and thereafter reflect the value of the securities, each day, in determining the Portfolio’s NAV. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

To facilitate such acquisitions, the Portfolio identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that the Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade and is, therefore, exposed to counterparty risk. Failure of the seller to do so may result in the Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Portfolio may acquire securities of other registered investment companies and other pooled investment vehicles (collectively, investment funds) to the extent that such investments are consistent with its investment objective, policies, strategies and restrictions and the limitations of the 1940 Act. A money market fund that is operated in accordance with Rule 2a-7 under the 1940 Act may acquire shares of other money market mutual funds to the extent consistent with its investment policies and restrictions set forth in its prospectus. Investment funds may include mutual funds, closed-end funds, exchange-traded funds (ETFs) and hedge funds (including investment funds managed by DIMA and its affiliates). The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment funds.

Because the Portfolio may acquire securities of funds managed by DIMA or an affiliate of DIMA, DIMA may have a conflict of interest in selecting funds. DIMA considers such conflicts of interest as part of its investment process and has established practices designed to minimize such conflicts. DIMA and any affiliates of DIMA, as applicable, earn fees at varying rates for providing services to underlying Deutsche funds. DIMA may, therefore, have a conflict of interest in selecting underlying Deutsche funds and in determining whether to invest in an unaffiliated fund from which they will not receive any fees. However, DIMA will select investments that it believes are appropriate to meet the Portfolio’s investment objectives.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property, which may include subprime mortgages. The Portfolio may invest in mortgage -backed securities issued or guaranteed by (i) U.S. Government agencies or instrumentalities such as the GNMA, the FNMA and the FHLMC or (ii) other issuers, including private companies. The mortgage backed securities in which the Portfolio may invest are limited to those which satisfy the requirements contained in Rule 2a-7 under the 1940 Act.

GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (FHFA), a newly created independent regulator created under the Federal Housing Finance Regulatory Reform Act of 2008 (Reform Act).

FHFA, as conservator or receiver for FNMA and FHLMC, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefore.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage -backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage -backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

BORROWING

The Portfolio may borrow for temporary or emergency purposes. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

Consistent with the requirement of the 1940 Act, the Portfolio must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. Maintenance of this percentage limitation may result in the sale of Portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, the Portfolio is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Portfolio’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Portfolio is authorized to pledge Portfolio securities as DIMA deems appropriate in connection with any borrowings.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate, to a great extent, will depend on the purchase, redemption and exchange activity of the Fund’s investors. Consequently, it is difficult to estimate what the Fund’s actual portfolio turnover rate will be in the future. However, it is expected that the portfolio turnover experienced by the Fund from year to year, as well as within a year, may be substantial. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses that would be borne by the Fund. In addition, the Fund’s portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective. “Portfolio Turnover Rate” is defined under the rules of the Securities and Exchange Commission (the “SEC”) as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which the Fund invests, are excluded from the calculation of portfolio turnover rate.

FIXED INCOME SECURITIES

Fixed income securities generally expose the Portfolio to the following types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Portfolio’s income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Portfolio); (4) prepayment risk or call risk (the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid, or “called” prior to maturity, requiring the Portfolio to invest the proceeds at generally lower interest rates); and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security’s duration and reducing the value of the security).

In periods of declining interest rates, the yield (income from a fixed income security held by the Portfolio over a stated period of time) of a fixed income security may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a fixed income security may tend to be lower than prevailing market rates. In addition, when interest rates are falling, the inflow of net new money to the Portfolio will likely be invested in portfolio instruments producing lower yields than the balance of the Portfolio, thereby reducing the yield of the Portfolio. In periods of rising interest rates, the opposite can be true. The net asset value of the Portfolio can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in the Portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

IMPACT OF LARGE REDEMPTIONS AND PURCHASES OF FUND SHARES

From time to time, shareholders of the Portfolio (which may include affiliated and/or non-affiliated registered investment companies that invest in the Portfolio) may make relatively large redemptions or purchases of Portfolio shares. These transactions may cause the Portfolio to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund’s and the Portfolio’s performance to the extent that the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact the Portfolio’s expense ratio and adversely affect the Fund’s and the Portfolio’s performance.

STABLE NET ASSET VALUE

The Fund effects purchases and redemptions at net asset value per share. In fulfillment of its responsibilities under Rule 2a-7 of the 1940 Act, the Fund’s Board has approved policies reasonably designed, taking into account current market conditions and the Fund’s investment objective, to stabilize the Fund’s net asset value per share. The Fund’s Board will periodically review the Advisor’s operations under such policies at regularly scheduled Board meetings. The result of those policies may be that the yield on shares of the Fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default. In addition, a low interest rate environment may prevent the Fund from providing a positive yield or paying Fund expenses out of current income and, at times, could impair the Fund’s ability to maintain a stable $1.00 share price. There is no assurance that the Fund’s net asset value per share will be maintained at $1.00.

SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE

Unlike other open-end management investment companies (mutual funds) that directly acquire and manage their own portfolio securities, Government Money Market ProFund seeks to achieve its investment objective by investing substantially all of its assets in the Portfolio, a separate registered investment company with a comparable investment objective as Government Money Market ProFund. Therefore, an investor’s interest in the Portfolio’s securities is indirect. In addition to selling beneficial interests to Government Money Market ProFund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio’s expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as Government Money Market ProFund and are not subject to comparable variations in sales loads and other operating expenses. Therefore, investors in Government Money Market ProFund should be aware that these differences may result in differences in returns experienced by investors in the different funds that may invest in the Portfolio. Such differences in returns are also present in other mutual fund structures.

The Board of Trustees believes that Government Money Market ProFund will achieve certain efficiencies and economies of scale through the master-feeder structure and that the aggregate expenses of Government Money Market ProFund are no higher than if Government Money Market ProFund invested directly in the securities held by the Portfolio.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio concentration and potential risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever Government Money Market ProFund is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of Government Money Market ProFund and will cast all of its votes in the same proportion as the votes of Government Money Market ProFund’s shareholders. Government Money Market ProFund shareholders who do not vote will not affect the Trust’s votes at the Portfolio meeting. The percentage of the Trust’s votes representing Government Money Market ProFund shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as Government Money Market ProFund shareholders who do, in fact, vote.

Certain changes in the Portfolio’s investment objective, policies or restrictions may require Government Money Market ProFund to withdraw its interest in the Portfolio. Such withdrawal could result in a distribution “in kind” of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, Government Money Market ProFund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of Government Money Market ProFund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

Potential Future Change to the Master-Feeder Fund Structure

At a meeting held on April 25, 2001, shareholders of Government Money Market ProFund approved an investment advisory agreement under which the Advisor may serve as investment adviser to Government Money Market ProFund. Under the agreement, the Advisor is authorized to manage the assets of Government Money Market ProFund directly, at which point Government Money Market ProFund would no longer operate as a feeder fund investing its assets in the Portfolio. However, Government Money Market ProFund’s investment objective would not change, and the Advisor anticipates investing Government Money Market ProFund’s assets in the same types of high-quality, short-term, dollar-denominated money market securities in which the Portfolio may invest. In addition, it is anticipated that Government Money Market ProFund generally would be subject to the same types of risks to which it currently is subject as a feeder fund investing its assets in the Portfolio. It is not anticipated that Government Money Market ProFund’s total operating expenses would exceed its current operating expenses as a feeder fund investing in the Portfolio.

RISKS TO MANAGEMENT

There may be circumstances outside the control of the Advisor, DIMA, Trust, Administrator (as defined below), transfer agent, Custodian (as defined below), any sub-custodian, Distributor (as defined below), and/or the Fund that make it, for all practical purposes, impossible to re-position the Fund and/or to process a purchase or redemption order. Examples of such circumstances include: natural disasters; public service disruptions or utility problems such as those caused by fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the aforementioned parties, as well as the DTC, the NSCC, or any other participant in the purchase process; and similar extraordinary events. Accordingly, while the Advisor has implemented and tested a business continuity plan that transfers functions of any disrupted facility to another location and has effected a disaster recovery plan, circumstances, such as those above, may prevent the Fund from being operated in a manner consistent with its investment objectives and/or principal investment strategies.

RISKS TO CYBERSECURITY

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cyber security failures or breaches of the Fund’s third party service provider (including, but not limited to, the administrator and transfer agent) or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent or respond to any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Fund has established business continuity plans and systems designed to prevent such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by issuers in which the Fund invests.

PORTFOLIO INVESTMENT POLICIES

Asset Segregation. Certain investment transactions expose the Portfolio to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that the Portfolio engages in such transactions, the Portfolio will (to the extent required by applicable law) either: (1) segregate cash or liquid assets in the prescribed amount; or (2) otherwise “cover” its future obligations under the transaction, such as by holding an offsetting investment. If the Portfolio segregates sufficient cash or other liquid assets or otherwise “covers” its obligations under such transactions, the Portfolio will not consider the transactions to be borrowings for purposes of its investment restrictions or “senior securities” under the 1940 Act, and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by the Portfolio.

Assets used as segregation or “cover” cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Portfolio’s assets for segregation and “cover” purposes could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.

Segregating assets or otherwise “covering” for these purposes does not necessarily limit the percentage of the assets of the Portfolio that may be at risk with respect to certain transactions.

Commodity Pool Operator Exclusion. DIMA currently intends to operate the Portfolio in compliance with the requirements of Rule 4.5 of the Commodity Futures Trading Commission (CFTC). As a result, the Portfolio is not deemed to be a “commodity pool” under the Commodity Exchange Act (CEA). Provided the Portfolio operates within the limits of Rule 4.5 of the CFTC, the Portfolio will be excluded from registration with and regulation under the CEA and DIMA will not be deemed to be a “commodity pool operator” with respect to the operations of the Portfolio. If the Portfolio were no longer able to claim the exclusion, the Portfolio and DIMA would be subject to regulation under the CEA.

Credit Enhancement. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. The Portfolio may pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit enhancement arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

Certain of the Portfolio’s other investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the third party providing the credit enhancement may adversely affect the quality and marketability of the underlying security and could cause losses to the Portfolio and affect the Portfolio’s value.

Illiquid Securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Certain securities may be deemed to be illiquid as a result of DIMA’s receipt from time to time of material, non-public information about an issuer, which may limit DIMA’s ability to trade such securities for the account of any of its clients, including the Portfolio. In some instances, these trading restrictions could continue in effect for a substantial period of time. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio’s net assets could be adversely affected.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. The Portfolio selling its securities in a registered offering may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act. In such event, the Portfolio may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Portfolio may have a due diligence defense. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Portfolio’s limit on the purchase of illiquid securities unless the Portfolio’s Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Portfolio’s Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Portfolio. The Portfolio’s Board has adopted guidelines and delegated to DIMA the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Portfolio’s Board will retain ultimate responsibility for any liquidity determinations.

Interfund Borrowing and Lending Program. The Deutsche funds have received exemptive relief from the SEC, which permits the Portfolio to participate in an interfund lending program. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives amore favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Portfolio’s Board.

Obligations of Banks and Other Financial Institutions. The Portfolio may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks. Obligations of domestic and foreign financial institutions in which the Portfolio may invest include (but are not limited to) certificates of deposit, bankers’ acceptances, bank time deposits, commercial paper, and other US dollar-denominated instruments issued or supported by the credit of US or foreign financial institutions, including banks, commercial and savings banks, savings and loan associations and other institutions.

Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by the Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation.

Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. Investments in obligations of foreign banks may entail risks that are different in some respects from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include the possibility that these obligations may be less marketable than comparable obligations of United States banks, and the selection of these obligations may be more difficult because there may be less publicly available information concerning foreign banks. Other risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability to pursue legal remedies and obtain or enforce judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of US banks.

Stand-by Commitments. A stand-by commitment is a right acquired by the Portfolio, when it purchases a municipal obligation from a broker, dealer or other financial institution (seller), to sell up to the same principal amount of such securities back to the seller, at the Portfolio’s option, at a specified price. Stand-by commitments are also known as “puts.” The exercise by the Portfolio of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by the Portfolio may have the following features: (1) they will be in writing and will be physically held by the Portfolio’s custodian; (2) the Portfolio’s right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in DIMA’s opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) the Portfolio’s acquisition cost (excluding any accrued interest which the Portfolio paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period the Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

The Portfolio expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that DIMA will determine that stand-by commitments ordinarily have a “fair value” of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where the Portfolio has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The IRS has issued a favorable revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Portfolio intends to take the position that it owns any municipal obligations acquired subject to a stand-by commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case.

Third Party Puts. The Portfolio may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Portfolio at specified intervals to tender (put) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Portfolio receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond’s tax-exempt status, the put option will terminate automatically. As a result, the Portfolio would be subject to the risks associated with holding such a long-term bond and the weighted average maturity of that fund’s portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by the Portfolio, the Portfolio intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, DIMA seeks to manage the Portfolio’s portfolio in a manner designed to minimize any adverse impact from these investments.

Yields and Ratings. The yields on certain obligations in which the Portfolio may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and Fitch Ratings (Fitch) represent their opinions as to the quality of the securities that they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See “Rating Services” for descriptions of the ratings provided by certain recognized rating organizations.

INVESTMENT RESTRICTIONS

The Portfolio has adopted certain investment restrictions as fundamental policies which cannot be changed without a vote of a “majority of the outstanding voting securities” of the Portfolio. The phrase “majority of outstanding securities” is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the Fund present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Portfolio. All policies of the Portfolio not specifically identified in this SAI or the Prospectus as fundamental may be changed without a vote of the shareholders of the ProFund. For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

The investment restrictions below have been adopted by the Trust with respect to Government Money Market ProFund and/or by the Portfolio as fundamental policies (as defined above). Whenever Government Money Market ProFund is requested to vote on a change in the investment restrictions of the Portfolio, the Trust will hold a meeting of Government Money Market ProFund’s shareholders and will cast its votes as instructed by the shareholders. Government Money Market ProFund’s shareholders who do not vote will not affect the Trust’s votes at the Portfolio meeting. The percentage of the Trust’s votes representing ProFund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as Government Money Market ProFund shareholders who do, in fact, vote.

The Government Money Market ProFund may not:

(1) borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(2) issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(3) concentrate its investments in a particular industry (excluding U.S. Government Obligations), as that term is used in the 1940 Act, as interpreted or modified by the regulatory authority having jurisdiction from time to time; except that the Fund may invest more than 25% of its total assets in banker’s acceptances, certificates of deposit and similar instruments issued by U.S. banks, excluding for this purpose, foreign branches of U.S. banks provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of the Fund’s assets in an open-end management investment company with the same investment objectives as the Fund.

(4) engage in the business of underwriting securities issued by others, except to the extent that the Portfolio/Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all of the Fund’s assets in an open-end management investment company with substantially the same investment objectives as the Fund.

(5) make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(6) purchase or sell real estate, which term does not include securities of companies which hold, deal or trade in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio/Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio’s/Fund’s ownership of securities.

(7) purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

(8) The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund’s assets in an open-end management investment company with substantially the same investment objectives as the Fund.

As a matter of fundamental policy, the Portfolio may not do any of the following:

(1) borrow money, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(2) issue senior securities, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(3) purchase or sell commodities, except as permitted by the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(4) engage in the business of underwriting securities issued by others, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund’s ownership of securities.

(6) make loans except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(7) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The following is intended to help investors better understand the meaning of the fundamental policies of the Fund and the Portfolio by briefly describing limitations, if any, imposed by the 1940 Act. References to the 1940 Act below may encompass rules, regulations or orders issued by the SEC and, to the extent deemed appropriate by the fund, interpretations and guidance provided by the SEC staff. These descriptions are intended as brief summaries of such limitations as of the date of this SAI; they are not comprehensive and they are qualified in all cases by reference to the 1940 Act (including any rules, regulations or orders issued by the SEC and any relevant interpretations and guidance provided the by SEC staff).

These descriptions are subject to change based on evolving guidance by the appropriate regulatory authority and are not part of the Fund’s fundamental policies.

The 1940 Act generally permits a fund to borrow money in amounts of up to 33 1/3% of its total assets from banks for any purpose, and to borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). For additional information, see “Borrowing” above.

Under the 1940 Act, a senior security does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). The SEC and/or its staff has indicated that certain investment practices may raise senior security issues unless a fund takes appropriate steps to segregate assets against, or cover, its obligations.

At present, the 1940 Act does not set forth a maximum percentage of a fund’s assets that may be invested in commodities.

Under the 1940 Act, a fund generally may not lend portfolio securities representing more than one-third of its total asset value (including the value of collateral received for loans of portfolio securities).

The SEC staff currently interprets concentration to mean investing more than 25% of a fund’s assets in a particular industry or group of industries.

In order to comply with certain statutes and policies, the Trust, on behalf of Government Money Market ProFund, will not as a matter of non-fundamental operating policy (except that no operating policy shall prevent the Fund from investing all of its assets in an open-end investment company with substantially the same investment objective):

(1)	Invest for the purpose of exercising control or management.

As a matter of non-fundamental policy:

(1)	the Portfolio may not acquire securities of other investment companies, except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.

(2)	the Portfolio may not lend portfolio securities.

(3)	the Portfolio will enter into when-issued or delayed delivery transactions for the purpose of acquiring securities and not for the purpose of leverage.

(4)	the Portfolio may only use banks which, in the opinion of DIMA’s portfolio management, are of investment quality comparable to other permitted investments of the Portfolio for letter of credit backed investments.

There will be no violation of any investment restrictions or policies (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.

DETERMINATION OF NET ASSET VALUE

The NAV of the shares of the Fund is normally calculated as of the close of trading of the New York Stock Exchange (“NYSE”) (ordinarily, 4:00 p.m. Eastern Time) on each day the NYSE is open for business except for Columbus Day and Veterans Day (each such day, a “Valuation Day”).

To the extent that portfolio securities of the Fund are traded in other markets on days when the Fund’s principal trading market(s) are closed, the value of the Fund’s shares may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

The NAV per share of each class of shares of the Fund serves as the basis for the purchase and redemption price of the shares. The NAV per share of each class of the Fund is calculated by taking the value of the assets attributed to the class subtracting any liabilities attributed to the specific class, and then dividing by the total number of outstanding shares of the class. The Fund records its investment transactions no later than the next business day of when the transaction order is placed. When the Fund experiences net shareholder inflows, it generally records investment transactions on the business day after the transaction order is placed. When the Fund experiences net shareholder outflows, it generally records investment transactions on the business day the transaction order is placed. This is intended to deal equitably with related transaction costs by having them borne in part by the investor generating those costs for the Fund. Government Money Market ProFund’s NAV per share will normally be $1.00. There is no assurance that the $1.00 NAV will be maintained.

On each Valuation Day, the Portfolio determines its net value (i.e., the value of the Portfolio’s portfolio instruments and any other assets less all liabilities). The Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

Each investor in the Portfolio, including Government Money Market ProFund, may add to or reduce its investment in the Portfolio on each Valuation Day. At the close of each such Valuation Day, the value of each investor’s beneficial interest in the Portfolio will be determined by multiplying the net value of the Portfolio, as determined by amortized cost, by the percentage, effective for that day, which represents that investor’s share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The percentage of the aggregate beneficial interests in the Portfolio held by each investor in the Portfolio, including Government Money Market ProFund, will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of the investor’s investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from such investor’s investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net value of the Portfolio, as determined by amortized cost, as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors, including Government Money Market ProFund, in the Portfolio. The percentage so determined for Government Money Market ProFund will then be applied to determine the value of Government Money Market ProFund’s interest in the Portfolio as of the close of the following Valuation Day.

The Board of Trustees of the Fund has established procedures reasonably designed to stabilize the Fund’s NAV per share at $ 1.00. Under the procedures, the Advisor will monitor and notify the Board of circumstances where the Fund’s NAV per share calculated based on valuing the Fund’s investment in the Portfolio and the Fund’s other assets using market valuations may deviate from the $1.00 per share calculated based on valuing the Fund’s investment in the Portfolio and the Fund’s other assets using amortized cost. If there were any deviation of the Fund’s NAV that the Board believed would result in a material dilution or unfair result for investors or existing shareholders, the Board of Trustees of the Fund would promptly consider what action, if any, should be initiated. Such actions could include selling assets prior to maturity to realize capital gains or losses; shortening average maturity of the portfolio; withholding or reducing dividends; redeeming shares in kind; or valuing assets based on market valuations. Because the Fund invests substantially all its assets in the Portfolio, certain of these actions could be implemented at the Portfolio level at the discretion of the Portfolio’s Board of Trustees.

Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with procedures approved by the Board of Trustees of the Portfolio, in the event market quotations are not readily available for certain portfolio assets the fair value of such portfolio assets will be determined in good faith by DIMA’s pricing committee (or, in some cases, the Portfolio’s Board of Trustees valuation committee based upon input from DIMA or other third parties).

PORTFOLIO TRANSACTIONS AND BROKERAGE

DIMA, as investment manager of the Portfolio, is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of DIMA in placing orders for the purchase and sale of securities for the Portfolio is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the broker-dealer’s ability to provide access to new issues; the broker-dealer’s ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. DIMA seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Portfolio to reported commissions paid by others. DIMA routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter (OTC) securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain OTC securities are generally placed by DIMA with the principal market makers for these securities unless DIMA reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Portfolio to their customers. However, DIMA does not consider sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

DIMA is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for the Portfolio, to cause the Portfolio to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if DIMA determines that such commissions are reasonable in relation to the overall services provided. DIMA may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to DIMA. Consistent with DIMA’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, DIMA may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to the Portfolio and to DIMA, it is the opinion of DIMA that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by DIMA’s staff. To the extent that research and brokerage services of value are received by DIMA, DIMA may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to DIMA and its affiliates in providing investment management services to all or some of its clients, which includes the Portfolio. Services received from broker-dealers that executed securities transactions for a Portfolio will not necessarily be used by DIMA specifically to service the Portfolio.

Research and brokerage services provided by broker dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

DIMA may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by DIMA to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if DIMA determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder.

DIMA may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, DIMA will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for the Portfolio and for other investment accounts managed by DIMA are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, DIMA may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other accounts in executing transactions. DIMA has adopted policies and procedures that are reasonably designed to ensure that when DIMA aggregates securities purchased or sold on behalf of accounts, the securities are allocated among the participating accounts in a manner that DIMA believes to be fair and equitable. DIMA may make allocations among accounts based upon a number of factors that may include, but not limited to, investment objectives and guidelines, risk tolerance, availability of other investment opportunities and available cash for investment. With respect to limited opportunities or initial public offerings, DIMA may make allocations among accounts on a pro-rata basis with consideration given to suitability. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Portfolio, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Portfolio.

DIMA and its affiliates and the Portfolio’s management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of their investment strategies. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates may act as a broker for the Portfolio and receive brokerage commissions or other transaction-related compensation from the Portfolio in the purchase and sale of securities, options or futures contracts when, in the judgment of DIMA, and in accordance with procedures approved by the Portfolio’s Board of Trustees, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

MANAGEMENT OF PROFUNDS

The Board of Trustees and its Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Trust and the Fund. The Board has engaged the Advisor to manage the Fund and is responsible for overseeing the Advisor and other service providers to the Trust and the Fund in accordance with the provisions of the federal securities laws.

The Board is currently composed of four Trustees, including three Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board holds executive sessions (with and without employees of the Advisor), special meetings, and/or informal conference calls relating to specific matters that may require discussion or action prior to its next regular meeting. The Independent Trustees have retained “independent legal counsel” as the term is defined in the 1940 Act.

The Board has appointed Michael L. Sapir to serve as Chairman of the Board. Mr. Sapir is also the Chairman and Chief Executive Officer of the Advisor and, as such, is not an Independent Trustee. The Chairman’s primary role is to participate in the preparation of the agenda for Board meetings, to determine (with the advice of counsel) which matters need to be acted upon by the Board, and to ensure that the Board obtains all the information necessary to perform its functions and take action. The Chairman also presides at all meetings of the Board and acts, with the assistance of staff, as a liaison with service providers, officers, attorneys, and the Independent Trustees between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. The Board does not have a lead Independent Trustee.

The Board has determined that its leadership structure is appropriate in light of the characteristics of the Trust and each of the funds in the Fund Complex (defined below). These characteristics include, among other things, the fact that all the funds in the Fund Complex have common service providers. As a result, the Board addresses governance and management issues that are often common to all or most of the funds in the Fund Complex. In light of these characteristics, the Board has determined that a four- member Board, including three Independent Trustees, is of an adequate size to oversee the operations of the Trust, and that, in light of the small size of the Board, a complex Board leadership structure is not necessary or desirable. The relatively small size of the Board facilitates ready communication among the Board members, and between the Board and management, both at Board meetings and between meetings, further leading to the determination that a complex board structure was unnecessary. In view of the small size of the Board, the Board has concluded that designating one of the three Independent Trustees as the “lead Independent Trustee” would not be likely to meaningfully enhance the effectiveness of the Board. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the funds in the Fund Complex.

The Board oversight of the Trust and the Fund extends to the Trust’s risk management processes. The Board and its Audit Committee consider risk management issues as part of their responsibilities throughout the year at regular and special meetings. The Advisor and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at the request of the Board or the Audit Committee. For example, the portfolio managers of the Fund meets regularly with the Board to discuss portfolio performance and risks. The Advisor also reports to the Board on various issues, including valuation, liquidity and regulatory and market issues affecting the Funds. As noted above, given the relatively small size of the Board, the Board has not regarded it as necessary to adopt a complex leadership structure in order for the Board to exercise its risk oversight function.

The Board has appointed a Chief Compliance Officer (“CCO”) for the Trust (who is also the CCO for the Advisor). The CCO reports directly to the Board and participates in the Board’s meetings. The Independent Trustees meet at least annually in executive session with the CCO and the Fund’s CCO prepares and presents an annual written compliance report to the Board. In addition, the CCO presents an annual report to the Board in accordance with the Trust’s compliance policies and procedures. The CCO also provides updates to the Board on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers or employees of the Advisor report to the Board in the event any material risk issues arise.

In addition, the Audit Committee of the Board meets regularly with the Trust’s independent public accounting firm to review reports on, among other things, the Fund’s control over financial reporting.

The Trustees, their birth date, term of office and length of time served, and principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen and the other directorships, if any, held by each Trustee, are shown below. Unless noted otherwise, the address of each Trustee is: c/o ProFunds Trust, 7501 Wisconsin Avenue, Suite 1000, Bethesda, MD 20814.

Name and Birth Date	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Operational Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees

William D. Fertig Birth Date: 9/56	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present).	ProShares Trust (131) ProFunds Trust (112) Access One Trust (3)	Key Energy Services

Russell S. Reynolds, III Birth Date: 7/57	Indefinite; October 1997 to present	RSR Partners, Inc. (Executive Recruitment): Managing Director (May 2007 to present).	ProShares Trust (131) ProFunds Trust (112) Access One Trust (3)	RSR Partners, Inc.

Michael C. Wachs Birth Date: 10/61	Indefinite; October 1997 to present	Linden Lane Capital Partners (Real Estate Investment and Development): Principal (2010 to present).	ProShares Trust (131) ProFunds Trust (112) Access One Trust (3)	NAIOP (the Commercial Real Estate Development Association)

Interested Trustee and Chairman of the Board

Michael L. Sapir** Birth Date: 5/58	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (April 1997 to present); ProShare Advisors LLC (November 2005 to present); and ProShare Capital Management LLC (August 2008 to present).	ProShares Trust (131) ProFunds Trust (112) Access One Trust (3)

*	The “Fund Complex” consists of all operational registered investment companies under the 1940 Act that are advised by ProFund Advisors LLC and any registered investment companies that have an investment adviser that is an affiliated person of ProFund Advisors LLC. Investment companies that are non-operational (and therefore, not publicly offered) as of the date of this SAI are excluded from these figures.
**	Mr. Sapir is an “interested person,” as defined by the 1940 Act, because of his ownership interest in the Advisor.

The Board was formed in 1997 prior to the inception of the Trust’s operations. Messrs. Reynolds, Wachs and Sapir were appointed to serve by the Trust’s initial trustee prior to the Trust’s operations. Mr. Fertig joined the Board in June 2011. Each Trustee was and is currently believed to possess the specific experience, qualifications, attributes and skills necessary to serve as a Trustee of the Trust. In particular, Mr. Reynolds has significant senior executive experience in the areas of human resources and recruitment and executive organization; Mr. Wachs has significant experience in the areas of investment and real estate development; Mr. Sapir has significant experience in the field of investment management, both as an executive and as an attorney; and Mr. Fertig has significant experience in the areas of investment and asset management.

Committees

The Board has established an Audit Committee to assist the Board in performing certain of its oversight responsibilities. The Audit Committee is composed exclusively of Independent Trustees. Currently, the Audit Committee is composed of Messrs. Fertig, Reynolds and Wachs. Among other things, the Audit Committee makes recommendations to the full Board with respect to the engagement of an independent registered public accounting firm and reviews with the independent registered public accounting firm the plan and results of the internal controls, audit engagement and matters having a material effect on the Trust’s financial operations. During the past fiscal year, the Audit Committee met five times, and the Board met four times.

Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2015.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Independent Trustees
William D. Fertig, Trustee	None	None
Russell S. Reynolds, III, Trustee	$10,001 -$50,000	$10,001 -$50,000
Michael C. Wachs, Trustee	$10,001 -$50,000	$10,001 -$50,000

Interested Trustee
Michael L. Sapir, Trustee and Chairman	None	Over $100,000

As of April 4, 2016, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of any ProFund.

No Independent Trustee (or an immediate family member thereof) has any share ownership in securities of the Advisor, the principal underwriter of a ProFund, or any entity controlling, controlled by or under common control with the Advisor or principal underwriter of a ProFund (not including registered investment companies) as of December 31, 2015.

No Independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeded $120,000, in the Advisor, the principal underwriter of a ProFund, or any entity controlling, controlled by or under common control with the Advisor or the principal underwriter of a ProFund (not including registered investment companies) during the two most recently completed calendar years.

No Independent Trustee (or an immediate family member thereof) during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeded $120,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeded $120,000, with:

•	the Trust;

•	an officer of the Trust;

•	an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as a ProFund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of a ProFund;

•	an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as a ProFund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of a ProFund;

•	the Advisor or the principal underwriter of a ProFund;

•	an officer of the Advisor or the principal underwriter of a ProFund;

•	a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of a ProFund; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of a ProFund.

Compensation of Trustees

Each Independent Trustee was paid a $155,000 annual retainer for service as Trustee on the Board and for service as Trustee for other funds in the Fund Complex, $7,500 for attendance at each quarterly in-person meeting of the Board, $3,000 for attendance at each special meeting of the Board, and $3,000 for attendance at telephonic meetings. Mr. Sapir receives no direct remuneration from the Trust for his services as Trustee.

The Trust does not accrue pension or retirement benefits as part of the Fund’s expenses, and Trustees are not entitled to benefits upon retirement from the Board.

The following table shows aggregate compensation paid to the Trustees for the fiscal year ended December 31, 2015.

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
Independent Trustees
William D. Fertig, Trustee	$3,146	$0	$0	$194,000
Russell S. Reynolds, III, Trustee	$3,146	$0	$0	$194,000
Michael C. Wachs, Trustee	$3,146	$0	$0	$194,000

Interested Trustee
Michael L. Sapir, Trustee	$0	$0	$0	$0

Officers

The Trust’s executive officers (the “Officers”), their date of birth, term of office and length of time served and their principal business occupations during the past five years, are shown below. Unless noted otherwise, the address of each Officer is: c/o ProFunds Trust, 7501 Wisconsin Avenue, Suite 1000, Bethesda, MD 20814.

Name, Address and Birth Date	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Todd B. Johnson Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of the Advisor and ProShare Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present).

Victor M. Frye, Esq. Birth Date: 10/58	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite; December 2004 to present

Counsel and Chief Compliance Officer of the Advisor (October 2002 to present) and ProShare Advisors (December 2004 to present); Secretary of ProFunds Distributors, Inc. (April 2008 to present); Chief Compliance Officer of ProFunds Distributors, Inc.

(July 2015 to present).

Name, Address and Birth Date	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Richard F. Morris Birth Date: 8/67	Chief Legal Officer and Secretary	Indefinite; December 2015 to present	General Counsel of the Advisor, ProShare Advisors LLC and ProShare Capital Management LLC (December 2015 to present); Chief Legal Officer of ProFunds Distributors, Inc. (December 2015 to present); Partner at Morgan Lewis & Bockius, LLP (October 2012 to November 2015); General Counsel, WisdomTree Asset Management (October 2010 to October 2012).

Christopher E. Sabato 3435 Stelzer Road Columbus, OH 43219 Birth Date: 12/68	Treasurer	Indefinite; September 2009 to present	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (2007 to present).

The Officers, under the supervision of the Board, manage the day-to-day operations of the Trust. One Trustee and all of the Officers of the Trust are directors, officers or employees of ProFund Advisors or Citi Fund Services Ohio, Inc. The other Trustees are Independent Trustees. The Trustees and some Officers are also directors and officers of some or all of the other funds in the Fund Complex. The Fund Complex includes all funds advised by ProFund Advisors and any funds that have an investment adviser that is an affiliated person of ProFund Advisors.

Compensation of Officers

The Officers, other than the CCO, receive no compensation directly from the Trust for performing the duties of their offices.

PROFUND ADVISORS LLC

Shareholders of Government Money Market ProFund, on April 25, 2001, approved an investment advisory agreement between the Trust, on behalf of Government Money Market ProFund, and the Advisor under which the Advisor serves as investment adviser of Government Money Market ProFund for an annual fee equal to 0.35% of the average daily net assets of Government Money Market ProFund, although no fee is payable under the agreement until the master-feeder relationship with the Portfolio is terminated and the Advisor directly invests the assets of Government Money Market ProFund. The Advisor may pay, out of its own assets and at no cost to the Fund, amounts to certain broker-dealers or other financial intermediaries in connection with the provision of administrative services and/or the distribution of the Fund’s shares. The Advisor has managed the Fund since its inception and also manages other similar investment vehicles. The Advisor is a limited liability company whose Chief Executive Officer is Michael L. Sapir, and whose Principals are Louis M. Mayberg and William E. Seale. Mr. Sapir and Mr. Mayberg may be deemed to control the Advisor. The Advisor’s address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The Advisor also serves as the investment adviser to each other series of ProFunds and each series of ProShares Trust and Access One Trust.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support and other administrative services on behalf of the Fund and feeder fund management and administrative services to Government Money Market ProFund. These services include monitoring the performance of the underlying investment company in which Government Money Market ProFund invests, coordinating Government Money Market ProFund’s relationship with that investment company, and communicating with the Trust’s Board of Trustees and shareholders regarding such entity’s performance and Government Money Market ProFund’s two tier structure and, in general, assisting the Board of Trustees of the Trust in all aspects of the administration and operation of the ProFunds. Other duties and services performed by the Advisor under the Management Services Agreement include, but are not limited to, negotiating contractual agreements, recommending and monitoring service providers, preparing reports for the Board of Trustees regarding service providers and other matters requested by the Board, providing information to financial intermediaries and making available employees of the Advisor to serve as officers and Trustees of the Trust.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in the Funds’ annual report to shareholders dated December 31, 2015.

For the fiscal years ended December 31, 2013, 2014 and 2015, the Advisor was entitled to, and contractually waived, management services fees in the following amounts for the Fund:

ADVISORY FEES

	2013		2014		2015
	Earned	Waived	Earned	Waived	Earned	Waived
Government Money Market ProFund	$1,570,936	$1,570,936	$1,461,530	$1,461,530	$1,516,087	$1,516,087

For the fiscal year ended October 31, 2013, 2014 and 2015, the amounts of advisory fees waived in the chart above for do not reflect the following amounts reimbursed to the Fund:

REIMBURSEMENTS

	2013	2014	2015
Government Money Market ProFund	$2,034,361	$1,545,119	$1,225,877

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

Deutsche Investment Management Americas Inc. (“DIMA”), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the Portfolio. Under the oversight of the Board, DIMA makes investment decisions, buys and sells securities for the Portfolio and conducts research that leads to these purchase and sale decisions. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. DIMA and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries, including DIMA or Deutsche AM Distributors, Inc. (“DDI”). Deutsche Asset Management is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA and its affiliates may utilize the resources of Deutsche Asset Management’s global investment platform to provide investment management services through branch offices or affiliates located outside the U.S. In some cases, DIMA and its affiliates may also utilize Deutsche Asset Management’s branch offices or affiliates located in the U.S. or outside the U.S. to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. The delegation of trade execution, trade matching and settlement services to Deutsche Asset Management’s branch offices or affiliates will not result in additional fees for the Portfolio or its shareholders. The branch offices or affiliates receive a flat fee for their trade routing services, payable by DIMA, and do not have authority to select portfolio investments or otherwise provide advice to the Portfolio. Deutsche Asset Management’s branch offices or affiliates may have discretion to select intermediaries to execute trades and to aggregate trade orders for the Portfolio with those of other Deutsche funds as well as non-Deutsche funds clients. The delegation of trade execution, trade matching and settlement services to Deutsche Asset Management’s branch offices or affiliates may result in certain cost savings for DIMA and its affiliates through consolidation of functions and, as a result, may create a conflict of interest between DIMA and its affiliates and the Portfolio. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which DIMA or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the U.S.

In some instances, the investments for a fund may be managed by the same individuals who manage one or more other mutual funds advised by DIMA that have similar names, objectives and investment styles. A fund may differ from these other mutual funds in size, cash flow patterns, distribution arrangements, expenses and tax matters. Accordingly, the holdings and performance of a fund may be expected to vary from those of other mutual funds.

Certain investments may be appropriate for a fund and also for other clients advised by DIMA. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by DIMA to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of DIMA in the interest of achieving the most favorable net results to a fund.

DIMA, its parent or its subsidiaries, or affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of a fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. DIMA has informed a fund that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for a fund, DIMA will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a fund is a customer of DIMA, its parent or its subsidiaries or affiliates. Also, in dealing with its customers, DIMA, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by DIMA or any such affiliate.

Officers and employees of DIMA from time to time may have transactions with various banks, including a fund’s custodian bank. It is DIMA’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other fund relationships.

From time to time, DIMA, Deutsche Bank AG or their affiliates may at their sole discretion invest their own assets in shares of a fund for such purposes it deems appropriate, including investments designed to assist in the management of a fund. Any such investment may be hedged by DIMA, Deutsche Bank AG or their affiliates and, in that event, the return on such investment, net of the effect of the hedge, would be expected to differ from the return of a fund. DIMA, Deutsche Bank AG or their affiliates have no obligation to make any investment in a fund and the amount of any such investment may or may not be significant in comparison to the level of assets of a fund. In the event that such an investment is made, except as otherwise required under the 1940 Act, DIMA, Deutsche Bank AG or their affiliates would be permitted to redeem the investment at such time that they deem appropriate.

Pursuant to the investment management agreement between the Portfolio and DIMA (the “Investment Management Agreement”), DIMA provides continuing investment management of the assets of the Portfolio. In addition to the investment management of the assets of the Portfolio, DIMA determines the investments to be made for each fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Portfolio’s policies as stated in its prospectus and SAI, or as adopted by the Portfolio’s Board. DIMA will also monitor, to the extent not monitored by the Portfolio’s administrator or other agent, the Portfolio’s compliance with its investment and tax guidelines and other compliance policies.

Effective May 1, 2016, under the Investment Management Agreement, the Portfolio pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.1200% to $3 billion of the Portfolio’s average daily net assets, 0.1025% on the next $4.5 billion and 0.0900% thereafter. As an interested holder of the Portfolio, the Government Money Market ProFund bears its proportionate share of this fee.

DIMA provides assistance to the Portfolio’s Board in valuing the securities and other instruments held by the Portfolio, to the extent reasonably required by valuation policies and procedures that may be adopted by the Portfolio.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Portfolio’s Board and to the extent permitted by applicable law), DIMA pays the compensation and expenses of all the Portfolio’s Board members, officers, and executive employees of the Portfolio, including the Portfolio’s share of payroll taxes, who are affiliated persons of DIMA.

The Investment Management Agreement provides that the Portfolio, except as noted below, is generally responsible for expenses that include, but are not limited to: fees payable to DIMA; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Portfolio, the Portfolio’s custodian, or other agents of the Portfolio; taxes and governmental fees; fees and expenses of the Portfolio’s accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Portfolio; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business.

DIMA may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services. Such service providers may be located in the U.S. or in non-U.S. jurisdictions. The costs and expenses of such arrangements are generally borne by DIMA, not by the Portfolio.

Shareholders are not parties to, or intended (or “third party”) beneficiaries of the Investment Management Agreement, and the Investment Management Agreement is not intended to create in any shareholder any right to enforce it or to seek any remedy under it, either directly or on behalf of the Portfolio.

The Investment Management Agreement allows DIMA to delegate any of its duties under the Investment Management Agreement to a sub-advisor, subject to a majority vote of the Board, including a majority of the Board who are not interested persons of the Portfolio, and, if required by applicable law, subject to a majority vote of the Portfolio’s shareholders.

The Investment Management Agreement provides that DIMA shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of DIMA in the performance of its duties or from reckless disregard by DIMA of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days’ written notice.

The Investment Management Agreement continues in effect from year to year only if its continuance is approved annually by the vote of a majority of the Board Members who are not parties to such agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Board or of a majority of the outstanding voting securities of the Portfolio.

Under the Investment Management Agreement, the Portfolio pays DIMA a management fee calculated daily based on the prior day’s net assets and then aggregated for a particular month. DIMA serves as the Portfolio’s administrator pursuant to an Administrative Services Agreement. For all services provided under the Administrative Services Agreement, the Portfolio pays DIMA a fee of 0.03% of the Portfolio’s average daily net assets.

Under the Administrative Services Agreement, DIMA is obligated on a continuous basis to provide such administrative services as the Portfolio’s Board of Trustees reasonably deems necessary for the proper administration of the Portfolio. DIMA provides the Portfolio with personnel; arranges for the preparation and filing of the Portfolio’s tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the Portfolio’s prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Portfolio’s records; provides the Portfolio with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Portfolio; assists in the resolution of accounting issues that may arise with respect to the

Portfolio; establishes and monitors the Portfolio’s operating expense budgets; reviews and processes the Portfolio’s bills; assists in determining the amount of dividends and distributions available to be paid by the Portfolio, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. DIMA, as administrator to the Portfolio, also performs certain fund accounting services under the Administrative Services Agreement.

The Administrative Services Agreement provides that DIMA will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder. Pursuant to an agreement between DIMA and State Street Bank & Company (“SSB”), DIMA has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by DIMA, not by the Portfolio.

Pursuant to DIMA’s procedures, approved by the Portfolio’s Board, proof of claim forms are routinely filed on behalf of the Portfolio by a third party service provider, with certain limited exceptions. The Board receives periodic reports regarding the implementation of these procedures. Under some circumstances, DIMA may decide that the Portfolio should not participate in a class action, and instead cause the Portfolio to pursue alternative legal remedies. Where the rights and interests of the Portfolio differ, DIMA might take different approaches to the same class action claim.

Through December 31, 2015, DIMA was the Portfolio’s investment adviser; fees paid through this date were received by DIMA. For the fiscal years ended December 31, 2013, 2014 and 2015, DIMA earned $30,735,594, $25,163,568 and $25,037,507 respectively, as compensation for investment advisory services provided to the Portfolio. During the same periods, DIMA voluntarily reimbursed certain expenses of the Portfolio in the approximate amounts of $5,810,733, $5,288,951, and $4,944,455, respectively.

From time to time DIMA may voluntarily waive or reimburse operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of DIMA.

Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays DIMA an annual fee (“Administration Fee”) of 0.03% of the Portfolio’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2013, 2014 and 2015, the Administration Fee was $7,318,269, $5,925,263, and $5,893,752, respectively.

Government Money Market ProFund and the Portfolio bear certain other expenses incurred in their operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust or Portfolio who are not officers, directors or employees of DIMA, the Advisor, the administrator or any of their affiliates; SEC fees and state Blue Sky qualification fees, if any; administrative and services fees; certain insurance premiums, outside auditing and legal expenses, and costs of maintenance of corporate existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of shareholders, officers and Trustees of the Trust or the Portfolio; and any extraordinary expenses.

DIMA has delivered a letter of understanding to ProFunds Distributors, Inc. (“the Distributor”) in which it has committed to provide the Distributor with cash payments to enhance the visibility and distribution of Government Money Market ProFund and the other ProFunds, given that the sale of shares of the ProFunds is likely to increase the size of Government Money Market ProFund. Pursuant to this arrangement, an initial payment of $1,843,742 has been made by DIMA to the Distributor and thereafter periodic payments will be made, calculated initially at an annual rate of 0.08% of the portion of Government Money Market ProFund’s average net assets invested in the Portfolio. DIMA has represented to the ProFunds that the payments are to be made from its “legitimate advisory profits” and that DIMA will not deduct the payments as expenses in its presentations justifying its investment advisory fees to the Portfolio’s directors.

You can find more detailed information about the Portfolio’s management and investment advisory and other services in Items 17 and 19 of the Portfolio’s Registration Statement on Form N-1A dated June 30, 2016, which has been filed electronically with the SEC by the Portfolio, and which is incorporated by reference into, and is legally a part of, this Statement of Additional Information (“SAI”). Information therein relating to the Portfolio’s other feeder funds is not incorporated by reference in this SAI and should not be considered a part of this SAI. You may read and copy the Portfolio’s Registration Statement on Form N-1A at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549. The Portfolio’s Registration Statement on Form N-1A is available without charge, upon request on the SEC’s website at http://www.sec.gov.

CODES OF ETHICS

The Trust, the Advisor and ProFunds Distributors, Inc. (the “Distributor”) have adopted a consolidated code of ethics (the “COE”) under Rule 17j-1 under the 1940 Act, which is reasonably designed to ensure that all acts, practices and courses of business engaged in by personnel of the Trust, the Advisor and the Distributor reflect high standards of conduct and comply with the requirements of federal securities laws. There can be no assurance that the COE will be effective in preventing deceptive, manipulative or fraudulent activities. The COE permits personnel subject to it to invest in securities, including securities that may be held or purchased by the Fund/Portfolio or a ProFund; however, such transactions are reported on a regular basis. The Advisor’s personnel that are Access Persons, as the term is defined in the COE, subject to the COE are also required to report transactions in registered open-end investment companies advised or sub-advised by the Advisor. The COE is on file with the SEC and is available to the public.

Deutsche Investment Management Americas Inc. Code of Ethics

The Portfolio, DIMA and its affiliates (including the Portfolio’s distributor) have adopted Codes of Ethics pursuant to 17j-1 under the 1940 Act. The Portfolio’s Board Members, officers of the Portfolio and employees of DIMA and the Portfolio’s principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Portfolio, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Portfolio. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate personnel. These Codes of Ethics are on public file with, and are available from, the SEC.

PROXY VOTING POLICIES FOR GOVERNMENT MONEY MARKET PROFUND AND THE PORTFOLIO

Background

The Board has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the Fund, pursuant to which the Board has delegated responsibility for voting such proxies to the Advisor subject to the Board’s continuing oversight.

Policies and Procedures

The Advisor’s proxy voting policies and procedures (the “Guidelines”) are reasonably designed to maximize shareholder value and protect shareowner interests when voting proxies. The Advisor’s Brokerage Allocation and Proxy Voting Committee (the “Committee”) exercises and documents the Advisor’s responsibilities with regard to voting of client proxies. The Committee is composed of employees of the Advisor. The Committee reviews and monitors the effectiveness of the Guidelines.

To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS is a subsidiary of Vestar Capital Partners VI, L.P., a leading U.S. middle market private equity firm specializing in management buyouts and growth capital investments. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues quarterly reports for the Advisor to review to assure proxies are being voted properly. The Advisor and ISS also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Committee. The Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Advisor will be consulted by ISS on non-routine issues. As applicable to the Fund, proxy issues identified in the Guidelines include but are not limited to:

•	Election of Directors - considering factors such as director qualifications, term of office and age limits.

•	Proxy Contests - considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors - considering factors such as independence and reputation of the auditing firm.

A full description of each Guideline and voting policy is maintained by the Advisor, and a complete copy of the Guidelines is available without charge, upon request (1) by calling the Advisor at 888-776-3637 OR (2) on the Trust’s website at www.ProFunds.com.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between the Fund’s shareholders and the Advisor, or any affiliates thereof. Due to the limited nature of the Advisor’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Committee to monitor potential conflicts of interest. In the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Committee will disclose to the Board the voting issues that created the conflict of interest and the manner in which such proxies were voted.

Record of Proxy Voting

The Advisor, with the assistance of ISS maintains for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the Fund voted proxies relating to portfolio securities for the 12-month periods ended June 30 is available without charge, upon request, (1) by calling the Advisor at 888-776-6367, (2) on the Fund’s website at http://www.profunds.com and (3) on the SEC’s website at http://www.sec.gov.

You may obtain information about how the Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC’s Web site at www.sec.gov or by visiting the Portfolio’s Web site at: deutschefunds.com (click on “proxy voting” at the bottom of the page).

DISCLOSURE OF PORTFOLIO HOLDINGS OF GOVERNMENT MONEY MARKET PROFUND AND THE PORTFOLIO

In addition to the public disclosure of Fund portfolio holdings through required SEC monthly filings, the Fund may make its portfolio holdings information publicly available on the Deutsche funds’ Web site as described in the Fund’s prospectus. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates, subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by the Fund’s procedures. This non-public information may also be disclosed, subject to the requirements described below, to certain third parties, such as securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies or to shareholders in connection with in-kind redemptions (collectively, “Authorized Third Parties”).

Prior to any disclosure of the Fund’s non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Fund’s Trustees/Directors must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Fund or Deutsche Asset Management for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Fund’s Trustees/Directors.

There is no assurance that the Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

ADMINISTRATOR AND FUND ACCOUNTING AGENT

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an indirect wholly-owned subsidiary of Citibank NA. and acts as the administrator to the Fund and the ProFunds. The Administrator provides the Fund and the ProFunds with required general administrative services, including, but not limited to, office space, equipment and personnel; clerical and general back office services; bookkeeping, internal accounting and secretarial services; the determination of NAVs; and the preparation and filing of reports, registration statements, proxy statements and other materials required to be filed or furnished by the Trust under federal and state securities laws.

The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the Fund and the ProFunds; the Fund and the ProFunds reimburse the Administrator for all fees and expenses incurred by the Administrator that are not directly related to the services the Administrator provides to the Fund and the ProFunds under the service agreement. The Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties.

The Trust pays Citi an annual fee for its services as Administrator based on the aggregate average net assets of all series of the Trust and ProFunds. This fee ranged from 0.05% of the Trust’s and ProFunds’ average monthly net assets up to $2 billion to 0.00375% of the Trust’s and ProFund’s average monthly net assets in excess of $10 billion on an annual basis and a base fee for certain filings. Prior to April 1, 2015, the asset base fee range changed to 0.05% of the Trust’s and ProFunds’ average monthly net assets up to $2 billion to 0.005% of the Trust’s average monthly net assets in excess of $10 billion on an annual basis and a base fee for certain filings. Administration fees include fees paid to Citi by the Trust for support of the Fund’s Compliance Service Program.

For the fiscal years ended December 31, 2013, 2014 and 2015, Citi, as Administrator, was entitled to administration fees in the following amounts for the Fund:

ADMINISTRATION FEES

	2013	2014	2015
Government Money Market ProFund	$143,476	$121,766	$118,291

SSB acts as fund accounting agent for the Fund.

For the fiscal years ended December 31, 2013, 2014 and 2015, DIMA, as fund accounting agent, was entitled to fees in the following amounts for the Fund:

FUND ACCOUNTING FEES

	2013	2014	2015
Government Money Market ProFund	$10,000	$10,000	$10,000

Until March 31, 2015, Citi also acted as transfer agent for the Fund, for which Citi received additional fees. As transfer agent, Citi maintained the shareholder account records for the Fund, distributed distributions payable by the Fund, and produced statements with respect to account activity for the Fund and its shareholders.

TRANSFER AGENT

Pursuant to a Transfer Agreement between affiliates of SunGard Investment Systems LLC and Citi, dated December 19, 2014, FIS Investor Services LLC (“FIS”) (formerly, SunGard Investor Services LLC) was assigned and transferred the rights, liabilities and obligations of Citi under the Trust’s Transfer Agency Agreement with Citi dated as of January 1, 2007. FIS acts as transfer agent for the Fund in exchange for fees. As transfer agent, FIS maintains the shareholder account records for the Fund, distributes distributions payable by the Fund, and produces statements with respect to account activity for the Fund and its shareholders. The principal business address of FIS is 4249 Easton Way, Suite 400 Columbus, OH 43219.

CUSTODIANS

UMB Bank, N.A. acts as Custodian to the Fund. UMB Bank, N.A.’s address is 928 Grand Avenue, Kansas City, Missouri 64106. State Street Bank & Trust Company, located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, acts as Custodian to the Portfolio.

The applicable Custodian for the Fund and the Portfolio, among other things, maintains a custody account or accounts in the name of the Fund or Portfolio; receives and delivers all assets for the Fund or Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund or Portfolio; and pays all expenses of the Fund or Portfolio. For its services, State Street Bank & Trust Company receives an asset-based fee and transaction charges. For its services, UMB Bank, N.A. receives asset-based fees and reimbursement of certain expenses.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”) serves as the Fund’s independent registered public accounting firm and provides audit services, tax return preparation and assistance, and audit-related services in connection with certain SEC filings. PwC’s address is 100 East Pratt Street, Suite 1900, Baltimore, MD 21202.

LEGAL COUNSEL

Ropes & Gray LLP serves as counsel to the Trust. The firm’s address is Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600.

DISTRIBUTOR

ProFunds Distributors, Inc., a wholly-owned subsidiary of the Advisor, serves as the distributor and principal underwriter in all fifty states, the District of Columbia and Puerto Rico and offers shares of the Fund and the ProFunds on a continuous basis. Its address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland. 20814. The Distributor has no role in determining the investment policies of the Trust or the Fund or which securities are to be purchased or sold by the Trust or the Funds.

Various brokers have been authorized to receive purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive and accept purchase orders and receive redemption orders on the Fund’s behalf. The Fund will be deemed to have received and accepted a purchase order or received a redemption order when an authorized broker or, if applicable, a broker’s authorized agent receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received from an authorized broker or the broker’s authorized designee and, in the case of purchase orders, accepted by the Fund.

DISTRIBUTION AND SERVICE (12b-1) PLAN (SERVICE CLASS SHARES)

The Board of Trustees has approved a Distribution and Service Plan under which the ProFunds may pay broker-dealers (including, for avoidance of doubt, the Distributor), investment advisers, banks, trust companies, accountants, estate planning firms or other financial institutions or securities industry professionals (“Authorized Firms”) up to 1.00%, on an annualized basis, of average daily net assets attributable to Service Class Shares as reimbursement or compensation for distribution-related activities with respect to Service Class Shares and shareholder services (the “Service Class Plan”). Under the Service Class Plan, the Trust or the Distributor may enter into agreements (“Distribution and Service Agreements”) with Authorized Firms that purchase Service Class Shares on behalf of their clients. The Distribution and Service Agreements will provide for compensation to the Authorized Firms in an amount up to 1.00% (on an annual basis) of the average daily net assets of the Service Class Shares of the Fund or the ProFund attributable to, or held in the name of the Authorized Firm for, its clients. The Fund and the ProFunds may pay different distribution and/or service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers.

The Advisor, the Distributor and other service providers or their affiliates, may utilize their own resources to finance distribution or service activities on behalf of the ProFunds for distribution related activities or the provision of shareholder services not otherwise covered by the Service Class Plan.

The Service Class Plan is operated as a “compensation” plan, as payments may be made for services rendered to the ProFunds regardless of the level of expenditures by the Authorized Firms. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Service Class Plan in connection with their annual consideration of the Service Class Plan’s renewal. The Service Class Plan authorizes payments as compensation or reimbursement for activities such as, without limitation: (1) advertising; (2) compensation of the Distributor, securities broker-dealers and sales personnel; (3) production and dissemination of Service Class prospectuses to prospective investors; (4) printing and mailing sales and marketing materials; (5) capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead or financing charges; (6) receiving and processing shareholder orders; (7) performing the accounting for Service Class shareholder accounts; (8) maintaining retirement plan accounts; (9) answering questions and handling correspondence for individual accounts; (10) acting as the sole shareholder of record for individual shareholders; (11) issuing shareholder reports and transaction confirmations; (12) executing daily investment “sweep” functions; and (13) furnishing investment advisory services.

The Service Class Plan and Distribution and Service Agreements continue in effect from year-to-year only if such continuance is specifically approved annually by a vote of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Service Class Plan or the related Distribution and Service Agreements. All material amendments of the Service Class Plan must also be approved by the Trustees in the manner described above. The Service Class Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding Service Class Shares of a ProFund. The Distribution and Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Class Shares of a ProFund on not more than 60 days’ written notice to any other party to the Distribution and Service Agreements. The Distribution and Service Agreements shall terminate automatically if assigned. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Service Class Plan will benefit each ProFund and holders of Service Class Shares of each ProFund. In the Trustees’ quarterly review of the Service Class Plan and Distribution and Service Agreements, they will consider their continued appropriateness and the level of compensation and/or reimbursement provided therein.

The Service Class Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of Service Class investors. These activities and services are intended to make Service Class Shares an attractive investment alternative, which may lead to increased assets, increased investment opportunities and diversification and reduced per share operating expenses. Authorized Firms may pay broker-dealers (including, for avoidance of doubt, the Distributor), investment advisers, banks, trust companies, accountants, estate planning firms or other financial institutions or securities industry professionals a fee as compensation for service and distribution-related activities and/or shareholder services.

For the fiscal year ended December 31, 2015, the Fund paid fees under the Plans to authorized financial intermediaries, in the following amounts:

PLAN FEES

Fund	Service Class Paid	Service Class Waived
Government Money Market ProFund	$0	$0

The Board of Trustees has approved the Distributor’s Distribution Support Guidelines (the “Guidelines”) related to the use of monies in excess of the amounts owed to Authorized Firms paid pursuant to Rule 12b-1 in accordance with the Service Class Plan (with respect to the monies paid, the “12b-1 Plan monies”). The Guidelines are designed to administer the use of the 12b-1 Plan monies to pay for expenses and services in connection with promoting Fund sales and to pay financial intermediaries, including the Distributor, for expenses and services that are primarily intended to result in the sale of Fund shares. Payments under the Guidelines also may be made to the Advisor and its affiliates for distribution-related expenditures and services performed on the Funds’ behalf.

Under the Guidelines, allowable distribution-related expenditures and services relating to marketing the Funds include FINRA advertising review fees; prospectus and financial statement printing and reprinting; direct mail and fulfillment (including account applications and other account opening materials); Fund development, maintenance and other e-Commerce activity to support the Fund’s website; collateral materials, such as performance reporting fact sheets and newsletters; and design, copywriter and production expenses (e.g., printing, development and media costs) for distribution-related materials. The Guidelines also specify marketing-related expenditures and services allowable subject to prior written approval and, in some cases, the provision of detailed information about the expenditure or service. These include event sponsorship, conferences and sales meetings, sales incentives and market research and consulting services (e.g., FRC and outside consultants) in support of Fund sales. In addition, the Guidelines permit the use of 12b-1 Plan monies for the following expenditures and services of selling members, provided that they are disclosed in the Funds’ prospectus and paid pursuant to a written agreement approved by the Board of Trustees: platform fees, sub-transfer agency fees and fees in connection with revenue sharing arrangements. The Distributor also must report the payments of any such fees, along with their purposes, to the Board of Trustees.

PAYMENTS TO THIRD PARTIES FROM THE ADVISOR AND/OR DISTRIBUTOR

As disclosed in the Prospectus, the Advisor and the Distributor may from time to time pay significant amounts to financial firms in connection with the sale or servicing of the Fund and for other services such as those described in the Prospectus. This information is provided in order to assist broker-dealers in satisfying certain requirements of Rule 10b-10 under the 1934 Act, which provides that broker-dealers must provide information to customers regarding any remuneration they receive in connection with a sales transaction. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

In addition, the Distributor and the Advisor and their affiliates may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the Fund, providing the Fund with “shelf space” or a higher profile with the financial firms’ financial consultants and their customers, placing the Fund on the financial firms’ preferred or recommended fund list or otherwise identifying the Fund as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor or the Advisor access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the Fund, promotions in communications with financial firms’ customers such as in the firms’ websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Fund, the ProFunds, other funds sponsored by the Advisor and their affiliates together and/or a particular class of shares, during a specified period of time. The Distributor and the Advisor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Fund and the quality of the financial firm’s relationship with the Distributor or the Advisor and their affiliates.

The additional payments described above are made out of the Distributor’s or the Advisor’s (or their affiliates) own assets, as applicable, pursuant to agreements with brokers and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales. These payments may be made to financial firms selected by the Distributor or the Advisor or their affiliates to the financial firms that have sold significant amounts of shares of the Fund. Dealers may not use sales of the Fund’s shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as FINRA. The level of payment made to financial firm(s) in any future year will vary, may be subject to certain minimum payment levels, and is typically calculated as a percentage of sales made to and/or assets held by customers of the financial firm. In some cases, in addition to the payments described above, the Distributor, the Advisor and/or their affiliates will make payments for special events such as conferences or seminars sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including the Fund) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.

At the date of this SAI, the Distributor and ProFund Advisors anticipate that Morgan Stanley & Co. Incorporated, First Allied Securities, Wells Fargo, and LPL Financial Corporation will receive additional payments for the distribution services and/or educational support described above ranging from 0.03% to 0.20% of the total value of ProFund shares held in their respective accounts. The Distributor and ProFund Advisors expect that additional firms may be added from time to time. Any additions, modifications, or deletions to the firms identified in this paragraph or the terms of the arrangements with those firms that have occurred since the date of this SAI are not reflected.

Representatives of the Distributor, the Advisor and their affiliates visit brokerage firms on a regular basis to educate financial advisors about the Fund and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include, but are not limited to, travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund and the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

DISTRIBUTION OF FUND SHARES TO GOVERNMENT SPONSORED RETIRMENT PLANS

The Fund will reject purchases from any government plan or program as defined under Rule 206(4)-5(f)(8) under the Investment Advisers Act of 1940. Specifically, the Fund will reject, and any broker-dealer should not accept, any order for the purchase of Fund shares on behalf of any participant-directed investment program or plan sponsored or established by a State or political subdivision or any agency, authority or instrumentality thereof, including, but not limited to, a “qualified tuition plan” authorized by Section 529 of the Internal Revenue Code of 1986, as amended, a retirement plan authorized by Section 403(b) or 457 of the Internal Revenue Code of 1986, as amended (26 U.S.C 403(b) or 457), or any similar program or plan.

ADMINISTRATIVE SERVICES AND FEES

The Fund may participate in “fund supermarkets” and other programs in which a third-party financial intermediary maintains records of indirect beneficial ownership interests in the Fund. These programs include any type of arrangement through which investors have an indirect beneficial ownership interest in the Fund via omnibus accounts, bank common or collective trust funds, employee benefit plans or similar arrangements (each a “financial intermediary account”). Under these programs, the Trust, on behalf of the Fund, may enter into the administrative services agreements with financial intermediaries pursuant to which financial intermediaries will provide transfer agency, administrative services and other services with respect to the Fund. These services may include, but are not limited to: shareholder record set-up and maintenance, account statement preparation and mailing, transaction processing and settlement and account level tax reporting. Because of the relatively higher volume of transactions in the Fund, generally, the Fund is authorized to pay higher administrative service fees than might be the case for more traditional mutual funds. To the extent any of these fees are paid by the Fund, they are included in the amount appearing opposite the caption “Other Expenses” under “Annual Fund Operating Expenses” in the expense tables contained in the Prospectus. In addition, the Advisor or Distributor may compensate such financial intermediaries or their agents directly or indirectly for such services. Compensation paid by the Advisor or Distributor out of their own resources for such services is not reflected in the fees and expenses outlined in the fee table for the Fund.

For these services, the Trust may pay each financial intermediary (i) a fee based on average daily net assets of the Fund that are invested in the Fund through the financial intermediary account, and/or (ii) an annual fee that may vary depending upon the assets in the financial intermediary account, and/or (iii) minimum account fees. The financial intermediary may impose other account or service charges to the Fund or directly to account holders. Please refer to information provided by the financial intermediary for additional information regarding such charges.

For the fiscal years ended December 31, 2013, 2014 and 2015, the Fund paid the following administrative services fees:

	2013	2014	2015
Government Money Market ProFund	$257,251	$239,817	$442,277

COSTS AND EXPENSES

The Fund bears all expenses of its operations other than those assumed by the Advisor or the Administrator. The Fund’s expenses include, without limitation: the investment advisory fee, the management services fee; administrative fees, transfer agency fees and shareholder servicing fees; compliance service fees; anti-money laundering administration fees; custodian and accounting fees and expenses; principal financial officer/treasurer services fees; brokerage and transaction fees; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; product description; registration fees and expenses; proxy and annual meeting expenses, if any; licensing fees; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and independent Trustees’ fees and expenses. The Fund pays its proportionate share of the Portfolio expenses.

ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

The Trust is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware statutory trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. Other separate series may be added in the future. The Fund offers two classes of shares: Service Class Shares and Investor Class Shares.

All shares of the Trust are freely transferable. The shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption or any other feature. The shares have equal voting rights, except that, in a matter affecting a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of ProFunds’ shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of any ProFunds shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.

If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

PRINCIPAL HOLDERS AND CONTROL PERSONS

As of April 4, 2016, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of the Fund.

See Appendix B to this SAI for a list of the Principal Holders and Control Persons of each Fund.

TAXATION

OVERVIEW

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, life insurance companies, banks and other financial institutions, and IRAs and other retirement plans). This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

As described earlier, the Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio, which is classified as a partnership for U.S. federal income tax purposes. Accordingly, the character and amount of the Fund’s income, gains, losses, deductions and other tax items generally are determined at the Portfolio level and the Fund is allocated, and is required to take into account for U.S. federal income tax purposes, its share of the Portfolio’s income, gains, losses, deductions, and other tax items for each taxable year substantially as though such items had been realized directly by the Fund and without regard to whether the Portfolio distributes any cash to the Fund. See “Investment in the Portfolio” below for more information.

QUALIFICATION AS A RIC

The Fund has elected and intends to qualify and to be treated each year as a regulated investment company (a “RIC”) under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, the Fund generally must, among other things:

(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gain from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” as defined below (the income described in this subparagraph (a), “Qualifying Income”);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not greater than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in (x) the securities (other than U.S. government securities and the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income for such year. The Fund intends to distribute substantially all of such income.

In general, for purposes of the 90% gross income requirement described in subparagraph (a) above, income derived from a partnership, such as the Portfolio, will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized directly by the RIC. However, 100% of the net income of a RIC derived from an interest in a qualified publicly traded partnership (a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the Qualifying Income described in clause (i) of paragraph (a) above) will be treated as Qualifying Income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). The Portfolio is not a qualified publicly traded partnership.

Pursuant to current Internal Revenue Service (“IRS”) guidance, the Fund will be treated as holding directly its share of the underlying assets of the Portfolio for purposes of the diversification test in subparagraph (b) above. In applying the diversification test, identification of the issuer (or, in some cases, issuers) of a particular investment will depend on the terms and conditions of the investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to the identity of the issuer for a particular type of investment may adversely affect the Fund’s ability to satisfy the diversification test. Also, for purposes of the diversification test, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If, in any taxable year, the Fund were to fail to satisfy the income diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions or disposing of certain assets. If a Fund were ineligible to or did not cure such a failure for any taxable year, or otherwise failed to qualify as a RIC that is accorded special tax treatment, the Fund would be subject to tax on its taxable income at corporate rates and distributions from the Fund to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions from earnings and profits, including distributions of net long-term capital gain (if any), would be taxable to shareholders as dividend income (and potentially would be eligible for the corporate dividends received deduction in the case of corporate shareholders and reduced rates of taxation on qualified dividend income in the case of individual shareholders, provided, in each case, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares) even though those distributions might otherwise (at least in part) have been treated in the shareholder’s hands as long- term capital gain. In order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

See the Fund’s most recent annual shareholder report for the Fund’s available capital loss carryovers as of the end of its most recently ended fiscal year.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain (that is, the excess of its net long-term capital gains over its net short-term capital losses), if any. Investment company taxable income that is retained by the Fund will be subject to tax at regular corporate rates. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but the Fund may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence, if any, and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its taxable income, net capital gain (including in connection with determining the amount available to support a Capital Gain Dividend) and earnings and profits, a RIC may elect to treat any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31, or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary losses from the sale, exchange or other taxable disposition of property attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Amounts not distributed on a timely basis in accordance with a prescribed formula are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses for a one-year period generally ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains that were not distributed in previous years. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. In addition, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that the Fund will be able to do so. A dividend will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month, and is paid by the Fund during January of the following year. Such dividends will be taxable to shareholders in the calendar year in which the dividends are declared, rather than the calendar year in which the dividends are received.

DISTRIBUTIONS

Distributions of investment income are generally taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Distributions of net capital gain – that is, the excess of net long-term capital gains from the sale of investments owned (or treated as owned) by the Fund for more than one year over net short-term capital losses, in each case determined with reference to any loss carryforwards – that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”), whether paid in cash or in shares, are treated as long-term capital gains includible in a shareholder’s net capital gain and taxed to individuals at reduced rates, regardless of how long the shareholder has held the Fund’s shares. Distributions of capital gains are generally made after applying any available capital loss carryforwards. Distributions attributable to the excess of net gains from the sale of investments owned by the Fund for one year or less over net long-term capital losses will be taxable as ordinary income. The Fund does not expect any significant portion of its distributions to be Capital Gain Dividends taxable as long-term capital gains.

If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent tax disposition by the shareholder of its shares.

Shareholders will be notified annually as to the U.S. federal tax status of Fund distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the value of the shares received. Distributions by the Fund to tax-deferred or qualified plans, such as an IRA, retirement plan or corporate pension or profit sharing plan, generally will not be taxable. However, distributions from such plans will generally be taxable to individual participants without regard to the character of the income earned by the qualified plan. Please consult a tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making investments through such plans. The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any Capital Gain Dividends, and net gains, if any, recognized on the sale, redemption or exchange of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

QUALIFIED DIVIDEND INCOME

“Qualified dividend income” properly reported by the Fund and received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Portfolio must meet holding period and other requirements with respect to qualifying dividend-paying stocks in its portfolio (if any) and the Fund shareholder must meet holding period and other requirements with respect to the Fund’s shares. The Fund does not expect that a significant portion of its distributions will be derived from qualified dividend income.

DISPOSITION OF SHARES

Upon a redemption, sale or exchange of shares of the Fund, a shareholder generally will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and generally will be long-term or short-term depending upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent that substantially identical shares are acquired (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of the Fund’s shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of Capital Gain

Dividends received or treated as having been received by the shareholder with respect to such shares. It is not expected that any gain or loss will be realized in respect of the Fund shares because of the Fund’s policy to maintain its net asset value at a constant $1.00 per share.

INVESTMENT IN THE PORTFOLIO

Special tax considerations apply to the Fund’s investment in the Portfolio. As noted above, the Portfolio is treated as a partnership for U.S. federal income tax purposes. For U.S. federal income tax purposes, the Fund generally will be allocated its distributive share (as determined in accordance with the governing instruments of the Portfolio, as well as with the Code, the Treasury regulations thereunder, and other applicable authority) of the income, gains, losses, deductions, credits, and other tax items of the Portfolio so as to reflect the Fund’s interest in the Portfolio. The Portfolio may modify its allocations to its partners to comply with applicable tax regulations, including, without limitation, the income tax regulations under Sections 704, 734, 743, 754, and 755 of the Code. It also may make special allocations of specific tax items, including items of gross income, gain, deduction, or loss. These modified or special allocations could result in the Fund, as a partner, receiving more or less items of income, gain, deduction, or loss (and/or income, gain, deduction, or loss of a different character) than it would in the absence of such modified or special allocations.

The Fund will be required to include in its income its share of the Portfolio’s tax items, including income, gain, deduction, or loss, for any taxable year regardless of whether or not the Portfolio distributes any cash to the Fund in such year. As described in its current registration statement, the Portfolio is not required, and generally does not expect, to make distributions (other than distributions in redemption of Portfolio interests) to its investors each year. Accordingly, the Fund will likely be required to redeem a portion of its interest in the Portfolio in order to obtain sufficient cash to satisfy its annual RIC distribution requirements (described above) and to otherwise avoid fund-level federal income and excise taxes.

The Fund’s receipt of cash distributions from the Portfolio generally will represent a nontaxable return of capital to the Fund up to the amount of the Fund’s adjusted tax basis in its interest in the Portfolio. A cash distribution in partial or complete redemption of the Fund’s interest in the Portfolio is generally taxable to the Fund as a sale or exchange only to the extent the amount of cash received by the Fund exceeds the Fund’s adjusted tax basis in its interest in the Portfolio. Any loss may be recognized by the Fund only if it redeems its entire interest in the Portfolio for cash. Any gain recognized generally will be treated by the Fund as ordinary income, rather than capital gain, to the extent the Fund’s share of the Portfolio’s “unrealized receivables” (including any accrued but untaxed market discount) and “substantially appreciated inventory,” if any, exceeds the Fund’s share of the basis in those unrealized receivables and substantially appreciated inventory. The Fund generally will not recognize gain or loss on an in-kind distribution of property from the Portfolio, including on an in-kind redemption of its Portfolio interest. However, certain exceptions to this general rule may apply.

LONGER-TERM DEBT SECURITIES

Original issue discount. Certain debt securities with a fixed maturity date of more than one year from the date of issuance that are acquired by the Portfolio may be treated as debt securities that were originally issued with original issue discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest income, and accordingly such income, when allocated to the Fund, is subject to the distribution requirements applicable to RICs, even though payment of that accrued income may not be received by the Portfolio until a later time, upon a partial or full repayment or disposition of the debt security. Some debt securities with original issue discount may be purchased by the Portfolio in the secondary market at a discount to their “revised issue price.” This discount represents “market discount” for federal income tax purposes (see below).

Market discount. If the Portfolio purchases in the secondary market a debt security that has a fixed maturity date of more than one year from its date of issuance at a price lower than the stated redemption price of such debt security (or, in the case of a debt security issued with original issue discount, a price below the debt security’s “revised issue price”), the debt security will be considered to have “market discount.”

If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Portfolio, and allocated as such to the Portfolio’s partners, in each taxable year in which the Portfolio owns an interest in such debt security and receives a principal payment on it. In particular, the principal payment must be allocated first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Similarly, gain realized on a disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the accrued market discount.

Alternatively, the Portfolio may elect to include accrued market discount in income currently (as ordinary income) over the term of the debt security, and allocate to the Fund its share of that accrued income, even though payment of the accrued amount is not received by the Portfolio until a later time, upon a partial or full repayment or disposition of the debt security. The Fund could be required to distribute this accrued income to its shareholders in order to meet its annual RIC distribution requirements and otherwise avoid fund-level income and excise taxes.

Generally, market discount accrues ratably on a daily basis for each day the debt security is held by the Portfolio based on the number of days between the date of the Portfolio’s acquisition of the debt security and the debt security’s maturity date or, at the election of the Portfolio, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

SHORTER-TERM DEBT SECURITIES

Some debt securities with a fixed maturity date of one year or less from the date of issuance that are acquired by the Portfolio may be treated as having original issue discount or, in some cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Portfolio will be required to include the original issue discount or acquisition discount in income (as ordinary income), and allocate to the Fund its share of that income, over the term of the debt security, even though payment of that amount is not received by the Portfolio until a later time, upon a partial or full repayment or disposition of the debt security. The Fund could be required to distribute this accrued income to its shareholders in order to satisfy its annual RIC distribution requirements and otherwise avoid Fund-level income and excise taxes. The rate at which original issue discount or acquisition discount accrues, and thus is allocated to the Fund, may depend upon which of the permitted accrual methods the Portfolio elects.

CONSTRUCTIVE SALES

Under certain circumstances, the Portfolio may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Portfolio would be treated as if it had sold and immediately repurchased the property and the Fund would be required to include its allocable share of any gain (but would not recognize any loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Portfolio’s holding period in the property. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on the position to reflect the gain recognized on the constructive sale. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Portfolio’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not generally apply to a transaction if such transaction is closed before the end of the 30th day after the close of the Portfolio’s taxable year and the Portfolio holds the appreciated financial position throughout the 60-day period beginning with the day such transaction Closed. The term “appreciated financial position” excludes any position that is “marked to market.”

UNRELATED BUSINESS TAXABLE INCOME

Under current law, income of the Fund that would be treated as UBTI if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax exempt entity that is a shareholder in the Fund. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

FOREIGN INVESTMENTS AND TAXES

Investment income and gains received by the Portfolio from foreign investments, if any, may be subject to foreign withholding and other taxes, which could decrease the return on those investments. The effective rate of foreign taxes to which the Portfolio will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Portfolio.

BACKUP WITHHOLDING

The Fund may be required to withhold federal income tax (“backup withholding”) from dividends paid, capital gains distributions, and redemption proceeds to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. The backup withholding rate is 28%. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s federal tax liability.

In order for a foreign investor to qualify for an exemption from backup withholding and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisors in this regard.

NON-U.S. SHAREHOLDERS

Distributions by the Fund to a shareholder that is not a “United States person” within the meaning of the Code (such a shareholder, a “foreign person”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.

The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign person of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests. The exception to withholding for interest-related dividends does not apply to distributions to a foreign person (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation.

The Fund (or intermediary, as applicable) was permitted to opt not to report potentially eligible dividends as interest-related dividends or short-term capital gain dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding.

In order to qualify for the withholding exemptions for interest-related and short term capital gain dividends, a foreign person is required to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing the applicable W-8 form or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign persons should consult their tax advisors or intermediaries, as applicable, regarding the application of these rules to their accounts.

Distributions by the Fund to foreign persons other than Capital Gain Dividends, short-term capital gain dividends and interest-related dividends (e.g., dividends attributable to foreign-source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty ate).

If a beneficial owner of Fund shares who or which is a foreign person has a trade or business in the United States, and income from the Fund is effectively connected with the conduct by the beneficial owner of that trade or business, such income will be subject to U.S. federal net income taxation at regular income tax rates.

In general, a beneficial owner of Fund shares who or which is a foreign person is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale of shares of the Fund unless (i) such gain effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or and certain other conditions are met.

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign persons who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

CERTAIN ADDITIONAL REPORTING AND WITHHOLDING REQUIREMENTS

Sections 1471-1474 of the Code and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund or its agent may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays and 30% of the gross proceeds of the sale, redemption or exchange of Fund shares and certain Capital Gain Dividends it pays after December 31, 2016 (which date, under Treasury guidance, is expected to be delayed until after December 31, 2018). If a payment by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign persons described above (e.g., Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

EQUALIZATION TAX ACCOUNTING

The Fund distributes its net investment income and capital gains to shareholders annually to the extent required to qualify for treatment as a RIC under the Code and generally to avoid federal income or excise tax. Under current law, the Fund is permitted on its tax return to treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Fund’s undistributed investment company taxable income and net capital gain. This practice, which involves the use of tax equalization, will reduce the amount of income and gains that the Fund is required to distribute as dividends to non-redeeming shareholders in order for the Fund to avoid federal income tax and excise tax, and the amount of any undistributed income will be reflected in the value of the Fund’s shares. The total return on a shareholder’s investment will not be reduced as a result of the Fund’s distribution policy.

TAX SHELTER DISCLOSURE

Under Treasury regulations, if a shareholder recognizes a loss on a disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

OTHER REPORTING

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Portfolio could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.

PERFORMANCE INFORMATION

YIELD CALCULATIONS

From time to time, Government Money Market ProFund may advertise its “yield” and “effective yield.” Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of Government Money Market ProFund refers to the income generated by an investment in Government Money Market ProFund over a seven-day period (which period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly, but, when annualized, the income earned by an investment in Government Money Market ProFund is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment.

Since yield fluctuates, yield data cannot necessarily be used to compare an investment in Government Money Market ProFund’s shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of Government Money Market ProFund should remember that yield generally is a function of the kind and quality of the instrument held in the portfolio, portfolio maturity, operating expenses and market conditions.

COMPARISONS OF INVESTMENT PERFORMANCE

Performance of the Fund may be compared in publications to the performance of various unmanaged indexes and investments for which reliable performance data is available and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for the Fund, comparisons of the performance information of the Fund for a given period to the performance of recognized, unmanaged indexes for the same period may be made including, but are not limited to, indexes provided by Dow Jones & Company, Standard & Poor’s Corporation, Lipper Analytical Services, Inc., Barclays Capital, the Financial Industry Regulatory Authority, Inc., The Frank Russell Company, Value Line Investment Survey, NYSE Alternext U.S., the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, ICE Futures U.S., Inc., the Nikkei Stock Average, the Paris CAC 40 and Deutsche Aktien Index, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of the Fund’s investment performance. In particular, performance information for the Fund may be compared to various unmanaged indexes, including, but not limited to, the S&P 500 Index, the Dow Jones Industrial Average, the Dow Jones U.S. Index, the Russell 2000 Index and the NASDAQ-100 Index, among others.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger’s Magazine, Personal Investor, Morningstar, Inc., and similar sources that utilize information compiled (i) internally, (ii) by Lipper Analytical Services, Inc. (“Lipper”), or (iii) by other recognized analytical services, may be used in sales literature. Broad-based Lipper groupings may also be used for comparison.

Information about the performance of the Fund will be contained in the Fund’s annual and semiannual reports to shareholders, which may be obtained without charge by writing to the Fund at the address or telephoning the Fund at the telephone number set forth on the cover page of this SAI.

RATING SERVICES

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, Fitch Investor Services, Dominion Rating Services and Thomson Bank Watch represent their opinions as to the quality of the securities that they undertake to rate.

A description of the ratings used herein and in the Prospectus is set forth in Appendix A to this SAI.

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and Financial Statements of the Fund for the fiscal year ended December 31, 2015 included in the 2015 Annual Report to Shareholders are incorporated herein by reference to the Trust’s annual report to shareholders, such Financial Statements having been audited by PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm, and are so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of such annual report are available without charge upon request by writing to ProFunds, 3435 Stelzer Road, Columbus, Ohio 43219 or telephoning (888) 776-3637.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH THE PROSPECTUS INCORPORATES BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROFUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Standard & Poor’s.

AAA – An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or a minus (-) sign to show relative standing within the major rating categories.

NR – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Moody’s.

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are considered to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Investor Services.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B – Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC – Substantial credit risk. Default is a real possibility.

CC – Very high levels of credit risk. Default of some kind appears probable.

C – Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

•	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD – Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

•	the selective payment default on a specific class or currency of debt;

•	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

•	execution of a coercive debt exchange on one or more material financial obligations.

D – Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Dominion Ratings Services of Canada (DBRS).

AAA – Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA – Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A – Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB – Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB – Speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC/CC/C – Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”.

DESCRIPTION OF S&P’S MUNICIPAL NOTE RATINGS:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY’S MUNICIPAL NOTE RATINGS:

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing/with the designation MIG-2/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+.

DESCRIPTION OF MOODY’S COMMERCIAL PAPER RATINGS:

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE’S COMMERCIAL PAPER RATINGS:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA — COMMERCIAL PAPER AND SHORT-TERM DEBT RATINGS:

All three DBRS rating categories for short term debt use “(high)”, “(middle)”, and “(low)” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area, as this is where ratings for active borrowers in Canada continue to be heavily concentrated.

R-1 (high) – Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle) – Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low) – Short term debt rated “R-1 (low)” is of good credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

DESCRIPTION OF THOMSON BANK WATCH SHORT-TERM RATINGS:

TBW-1 – The highest category; indicates a very high likelihood that principal and interest will be paid on timely basis.

TBW-2 – The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as of issues rated “TBW-1”.

TBW-3 – The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4 – The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

DESCRIPTION OF THOMSON BANKWATCH LONG-TERM RATINGS:

AA – Indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest ratings.

A – Indicates the ability to repay principal and interest is strong. Issues rated “A” could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB – The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE (ISSUES REGARDED AS HAVING SPECULATIVE CHARACTERISTICS IN THE LIKELIHOOD OF TIMELY REPAYMENT OF PRINCIPAL AND INTEREST.)

BB – While not investment grade, the “BB” rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B – Issues rated “B” show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

CCC – Issues rated “CCC” clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC – “CC” is applied to issues that are subordinate to other obligations rated “CCC” and are afforded less protection in the event of bankruptcy or reorganization.

D – Default

These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation “LC.”

A rating in the long term debt categories may include a plus (+) or minus (-) to indicate where within the category the issue is placed.

APPENDIX B

PRINCIPAL HOLDERS AND CONTROL PERSONS

From time to time, certain shareholders may own, of record or beneficially, a large percentage of the shares of Government Money Market ProFund (the “Fund”). Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of April 4, 2016, no persons owned 25% or more of the shares of the Fund and may be deemed to control the Fund.

As of April 4, 2016, the following persons owned of record, or to the knowledge of management beneficially owned, five percent or more of the shares of the Fund.

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
Government Money Market ProFund – Investor Class

TRUST COMPANY OF AMERICA PO BOX 6503 CENTENNIAL CO 80155	55,298,180	18.25%

ASWAN INVESTMENT LP 84 WEST SANTA CLARA STREET SUITE 490 SAN JOSE CA 95113	41,892,052	13.82%

Government Money Market ProFund – Service Class

RENAISSANCE CHARITABLE FOUNDATION INC 6100 W 96TH ST STE 105 INDIANAPOLIS IN 462786005	1,166,710	5.00%

B-1

PROFUNDS

PART C. OTHER INFORMATION

ITEM 28. Exhibits

(a)	Amended and Restated Declaration of Trust of ProFunds, dated as of December 14, 2010 (19)

(b)	Bylaws of ProFunds, dated December 14, 2010 (19)

(c)	Not applicable

(d)(1)(i)	Amended and Restated Investment Advisory Agreement between ProFunds and ProFund Advisors LCC, dated as of March 10, 2005 (the “Investment Advisory Agreement”) (6)

(d)(1)(ii)	Schedule A to the Investment Advisory Agreement, dated as of September 19, 2007 (12)

(d)(2)	Amended and Restated Investment Advisory Agreement for Cash Management Portfolio, dated as of June 1, 2006, and revised as of January 1, 2007, May 14, 2007 and August 1, 2007 (14)

(d)(3)(i)	Amended and Restated Expense Limitation Agreement between ProFunds and ProFund Advisors LLC, dated as of January 1, 2004 and amended as of June 20, 2006 (the “Expense Limitation Agreement”) (9)

(d)(3)(ii)	Schedule A to the Expense Limitation Agreement, effective December 1, 2015 to November 30, 2016 (27)

(d)(3)(iii)	Schedule B to the Expense Limitation Agreement, effective May 1, 2016 to April 30, 2017 (30)

(d)(3)(iv)	Money Market Fund Minimum Yield Agreement between ProFunds and ProFund Advisors LLC, dated as of May 1, 2009 (16)

(d)(3)(v)	Amendment No. 1 to the Money Market Minimum Yield Agreement between ProFunds and ProFund Advisors LLC. (17)

(d)(3)(vi)	Amendment No. 2 to the Money Market Minimum Yield Agreement between ProFunds and ProFund Advisors LLC. (19)

(d)(3)(vii)	Amendment No. 3 to the Money Market Minimum Yield Agreement between ProFunds and ProFund Advisors LLC. (21)

(d)(3)(viii)	Amendment No. 4 to the Money Market Minimum Yield Agreement between ProFunds and ProFund Advisors LLC. (22)

(d)(3)(ix)	Amendment No. 5 to the Money Market Minimum Yield Agreement between ProFunds and ProFund Advisors LLC. (24)

(d)(3)(x)	Amendment No. 6 to the Money Market Minimum Yield Agreement between ProFunds and ProFund Advisors LLC. (26)

(d)(3)(xi)	Amendment No. 7 to the Money Market Minimum Yield Agreement between ProFunds and ProFund Advisors LLC. (30)

(e)(1)	Amended and Restated Distribution Agreement between ProFunds, Access One Trust and ProFunds Distributors, Inc., dated as of September 9, 2013 (the “Distribution Agreement”) (23)

(e)(2)	Form of Dealer Agreement with respect to Investor Class Shares (10)

(f)	Not Applicable

(g)(1)(i)	Custody Agreement, dated November 6, 1997 between UMB Bank, N.A. and ProFunds (the “UMB Bank Custody Agreement”) (8)

(g)(1)(ii)	Schedule of Fees for Domestic Custody Services, effective June 1, 2007, under the UMB Bank Custody Agreement (12)

(g)(1)(iii)	Schedule of Fees for Domestic Custody Services, effective April 1, 2015, under the UMB Bank Custody Agreement (26)

(g)(2)	Form of Foreign Custody Manager Delegation Agreement (3)

(h)(1)(i)	Transfer Agency Agreement by and among ProFunds, Access One Trust and BISYS Fund Services Ohio, Inc., dated January 1, 2007 (11)

(h)(1)(ii)	Consent to Assignment of Transfer Agency Agreement by and among ProFunds, Access One Trust, ProFunds Distributors, Inc. and Citi Fund Services Ohio, Inc., dated April 1, 2015 (26)

(h)(2)(i)	Administration Agreement between ProFunds and BISYS Fund Services Limited Partnership, dated as of January 1, 2004 (the “Administration Agreement”) (8)

(h)(2)(ii)	Amendment No. 1 dated October 5, 2004 to the Administration Agreement (8)

(h)(2)(iii)	Amendment No. 2 dated December 15, 2004 to the Administration Agreement (8)

(h)(2)(iv)	Amendment No. 3 dated December 16, 2005 to the Administration Agreement (8)

(h)(2)(v)	Schedule A dated March 14, 2006 to the Administration Agreement (11)

(h)(2)(vi)	Amendment No. 4 dated December 11, 2007 to the Administration Agreement (13)

(h)(2)(vii)	Assignment of Administration Agreement from BISYS Fund Services Limited Partnership to BISYS Fund Services Ohio, Inc. dated July 30, 2007 (12)

(h)(2)(viii)	Amended Administrative Services Agreement between Cash Management Portfolio and Deutsche Investment Americas, Inc., dated as of June 1, 2006 and revised as of October 1, 2007 (14)

(h)(2)(ix)	Amendment to the Administration Agreement between ProFunds, Access One Trust and Citi Fund Services Ohio, Inc., dated April 1, 2015 (26)

(h)(3)(i)	Fund Accounting Agreement between ProFunds and BISYS Fund Services Ohio, Inc., dated as of January 1, 2004 and as amended on December 15, 2004 and March 10, 2005 (the “Fund Accounting Agreement”) (6)

(h)(3)(ii)	Amendment dated December 11, 2007 to the Fund Accounting Agreement (13)

(h)(3)(iii)	Schedule A to the Fund Accounting Agreement, dated as of September 19, 2007 (12)

(h)(3)(iv)	Amendment to the Fund Accounting Agreement between ProFunds, Access One Trust and Citi Fund Services Ohio, Inc., dated April 1, 2015 (26)

(h)(4)(i)	Amended and Restated Management Services Agreement between ProFunds and ProFund Advisors LLC, dated as of September 21, 2005 (the “Management Services Agreement”) (7)

(h)(4)(ii)	Schedule A, dated May 1, 2008, to the Management Services Agreement (15)

(h)(5)	Omnibus Fee Agreement with BISYS, dated as of October 28, 1997 (10)

(h)(6)	Form of Fund of Funds Participation Agreement (4)

(h)(7)	Form of Administrative Services Agreement (2)

(h)(8)	Registration Statement and Indemnity Agreement dated June 17, 2016 (31)

(i)(1)	Opinion and Consent of Counsel with respect to ProFunds VP (30)

(i)(2)	Opinion and Consent of Counsel with respect to Government Money Market ProFund (31)

(j)(1)	Consent of Independent Registered Public Accounting Firm with respect to ProFunds VP (30)

(j)(2)	Consent of Independent Registered Public Accounting Firm with respect to Government Money Market ProFund (31)

(j)(3)	Consent of Independent Registered Public Accounting Firm with respect to Government Cash Management Portfolio (31)

(k)	Not Applicable

(l)	Purchase Agreement, dated October 10, 1997, between ProFunds and National Capital Group, Inc. (1)

(m)(1)(i)	Distribution Plan of ProFunds, Relating to the Shares of Each of the ProFunds VP Series Set Forth on Schedule A Thereto, dated October 18, 1999 (the “ProFunds Distribution Plan”) (2)

(m)(1)(ii)	Schedule A to the ProFunds Distribution Plan dated as December 14, 2006 (11)

(m)(2)	Form of Shareholder Services Agreement for VP Funds of ProFunds (5)

(m)(3)(i)	Amended and Restated Distribution and Service Plan for ProFunds and Access One Trust, dated February 1, 2001, as amended on September 1, 2001, December 16, 2009, September 11, 2012 and September 9, 2013 (the “Distribution and Service Plan”) (23)

(m)(3)(ii)	Schedule A, dated as of September 9, 2013, to the Distribution and Service Plan (23)

(m)(4)	Form of Distribution and Shareholder Services Agreement for FINRA Registered Members of ProFunds Distributors, Inc. (10)

(m)(5)	Form of Shareholder Services Agreement for Non-FINRA Members of ProFunds Distributors, Inc. (10)

(n)(1)(i)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for ProFunds (the “Multiple Class Plan”) (18)

(o)	Not Applicable

(p)(1)	Amended and Restated Consolidated Code of Ethics of the Registrant, ProFunds Distributors, Inc., Access One Trust, ProShares Trust, ProFund Advisors LLC and ProShare Advisors LLC, dated September 16, 2015 (27)

(p)(2)	Code of Ethics of Citi Fund Services, Inc. and Citi Fund Services, Ohio, Inc., dated January 1, 2016 (30)

(p)(3)	Code of Ethics of Deutsche Asset Management, dated as of January 1, 2008, amended as of March 1, 2008 (14)

(q)(1)	Powers of Attorney of Trustees and Officers of Scudder Cash Management Portfolio (6)

(q)(2)(i)	Power of Attorney from Michael Wachs, dated December 7, 2015 (28)

(q)(2)(ii)	Power of Attorney from Russell S. Reynolds, III, dated December 7, 2015 (28)

(q)(2)(iii)	Power of Attorney from William D. Fertig, dated December 7, 2015 (28)

(q)(2)(iv)	Power of Attorney from Michael L. Sapir, dated December 7, 2015 (28)

(1)	Previously filed on October 29, 1997 as part of Pre-Effective Amendment No. 3 and incorporated by reference herein.

(2)	Previously filed on October 15, 1999 as part of Post-Effective Amendment No. 8 and incorporated by reference herein.

(3)	Previously filed on July 13, 2000 as part of Post-Effective Amendment No. 14 and incorporated by reference herein.

(4)	Previously filed on February 28, 2003 as part of Post-Effective Amendment No. 23 and incorporated by reference herein.

(5)	Previously filed on February 20, 2004 as part of Post-Effective Amendment No. 29 and incorporated by reference herein.

(6)	Previously filed on April 29, 2005 as part of Post-Effective Amendment No. 38 and incorporated by reference herein.

(7)	Previously filed on February 24, 2006 as part of Post-Effective Amendment No. 44 and incorporated by reference herein.

(8)	Previously filed on March 28, 2006 as part of Post-Effective Amendment No. 45 and incorporated by reference herein.

(9)	Previously filed on July 26, 2006 as part of Post-Effective Amendment No. 50 and incorporated by reference herein.

(10)	Previously filed on November 27, 2006 as part of Post-Effective Amendment No. 54 and incorporated by reference herein.

(11)	Previously filed on April 30, 2007 as part of Post-Effective Amendment No. 57 and incorporated by reference herein.

(12)	Previously filed on November 30, 2007 as part of Post-Effective Amendment No. 60 and incorporated by reference herein.

(13)	Previously filed on February 5, 2008 as part of Post-Effective Amendment No. 61 and incorporated by reference herein.

(14)	Previously filed on April 29, 2008 as part of Post-Effective Amendment No. 62 and incorporated by reference herein.

(15)	Previously filed on November 26, 2008 as part of Post-Effective Amendment No. 63 and incorporated by reference herein.

(16)	Previously filed on April 29, 2009 as part of Post-Effective Amendment No. 64 and incorporated by reference herein.

(17)	Previously filed on April 30, 2010 as part of Post-Effective Amendment No. 69 and incorporated by reference herein.

(18)	Previously filed on November 26, 2010 as part of Post-Effective Amendment No. 70 and incorporated by reference herein.

(19)	Previously filed on April 29, 2011 as part of Post-Effective Amendment No. 71 and incorporated by reference herein.

(20)	Previously filed on November 28, 2011 as part of Post-Effective Amendment No. 73 and incorporated by reference herein.

(21)	Previously filed on April 27, 2012 as part of Post-Effective Amendment No. 76 and incorporated by reference herein.

(22)	Previously filed on April 26, 2013 as part of Post-Effective Amendment No. 82 and incorporated by reference herein.

(23)	Previously filed on November 26, 2013 as part of Post-Effective Amendment No. 80 and incorporated by reference herein.

(24)	Previously filed on April 28, 2014 as part of Post-Effective Amendment No. 84 and incorporated by reference herein.

(25)	Previously filed on November 26, 2014 as part of Post-Effective Amendment No. 86 and incorporated by reference herein.

(26)	Previously filed on April 28, 2015 as part of Post-Effective Amendment No. 88 and incorporated by reference herein.

(27)	Previously filed on November 30, 2015 as part of Post-Effective Amendment No. 90 and incorporated by reference herein.

(28)	Previously filed on December 16, 2015 as part of Post-Effective Amendment No. 91 and incorporated by reference herein.

(29)	Previously filed on February 29, 2016 as part of Post-Effective Amendment No. 92 and incorporated by reference herein.

(30)	Previously filed on April 29, 2016 as part of Post-Effective Amendment No. 93 and incorporated by reference herein.

(31)	Filed herewith.

ITEM 29.	Persons Controlled By or Under Common Control With Registrant.

None.

ITEM 30.	Indemnification

ProFunds (also, the “Trust”) is organized as a Delaware statutory trust and is operated pursuant to a Declaration of Trust, dated as of April 17, 1997 (the “Declaration of Trust”), that permits ProFunds to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended, and by the Investment Company Act of 1940, as amended. The Declaration of Trust of ProFunds provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses they may incur while defending themselves in proceedings brought against them arising out of (i) their service as officers or trustees of the Trust, or else (ii) their service as officers or trustees of another entity, when serving at the request of such other entity. This indemnification is subject to the following conditions:

(a)	no trustee or officer of the Trust is indemnified against any liability to the Trust or its security holders which was the result of any willful misconduct, bad faith, gross negligence, or reckless disregard of his duties;

(b)	officers and trustees of the Trust are indemnified only for actions taken in good faith which the officers and trustees believed were in or not opposed to the best interests of the Trust; and

(c)	expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance undertake to repay the expenses unless it subsequently is determined that such persons are entitled to indemnification.

The Declaration of Trust of ProFunds provides that if indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the trustees who were not parties to the proceedings or, if this quorum is not obtainable, if directed by a quorum of disinterested trustees, or by independent legal counsel in a written opinion, that the persons to be indemnified have met the applicable standard.

ITEM 31. Business and Other Connections of Investment Adviser

ProFund Advisors LLC is a limited liability company formed under the laws of the State of Maryland on May 8, 1997. Reference is made to the caption “ProFunds Management” in the Prospectuses constituting Part A which is incorporated herein by reference and “Management of ProFunds Trust” in the Statement of Additional Information constituting Part B which is incorporated herein by reference. The information as to the directors and officers of ProFund Advisors LLC is set forth in ProFund Advisors LLC’s Form ADV filed with the Securities and Exchange Commission on July 3, 1997 and amended through July 27, 2011.

Information relating to the business and other connections of Deutsche Investment Management Americas, Inc., which serves as investment adviser to the Cash Management Portfolio, and each director, officer or partner of Deutsche Investment Management Americas, Inc. is hereby incorporated by reference to disclosures in Item 31 of the registration statement of DWS Institutional Funds (File Nos. 33-34079 and 811- 6071). For additional information, please see the Trust’s Statements of Additional Information.

ITEM 32. Principal Underwriter

Item 32(a)	The following lists the names of each investment company for which the Trust’s principal underwriter, ProFunds Distributors, Inc., a wholly-owned subsidiary of ProFund Advisors LLC, acts as a principal underwriter:

ProFunds

Access One Trust

The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority or “FINRA”. The Distributor has its main address at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814.

Item 32(b)	Information about the directors and officers of ProFunds Distributors Inc. (“PDI”) is as follows:

All directors’ and officers’ addresses are 7501 Wisconsin Ave, Bethesda, MD 20814.

Name	Position with PDI
Michael L. Sapir	Director
William E. Seale	Director
Louis M. Mayberg	Director
Don R. Roberson	President
Richard F. Morris	Chief Legal Officer
Victor M. Frye	Secretary and Chief Compliance Officer
Kerry T. Moore	Treasurer

Item 32(c)	Not Applicable

ITEM 33.	Location of Accounts and Records

All accounts, books, and records required to be maintained and preserved by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, will be kept by the Registrant at:

(1)	ProFund Advisors LLC, 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland (records relating to its functions as investment adviser and manager);

(2)	ProFunds Distributors, Inc., 7501 Wisconsin Avenue. Suite 1000, Bethesda, Maryland (records relating to its function as Distributor);

(3)	Citi Fund Services, Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio and 100 Summer Street, Boston, Massachusetts 02110 (official records of the Trust and records produced by Citi Fund Services, Ohio, Inc. in its role as administrator and fund accountant);

(4)	FIS Investor Services LLC, 4249 Easton Way, Suite 400 Columbus, OH 43219 (official records of the Trust and records produced by FIS Investor Services LLC, in its role as transfer agent); and

(5)	UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri for each series of the Trust (records relating to its function as Custodian).

ITEM 34.	Management Services

Not Applicable

ITEM 35.	Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, ProFunds Trust certifies that it has met all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment (the “Amendment”) to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Citi of Bethesda and the State of Maryland on June 30, 2016.

PROFUNDS

/s/ Todd B. Johnson
Todd B. Johnson, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated.

Signatures	Title	Date

/s/ Michael L. Sapir*	Trustee, Chairman	June 30, 2016
Michael L. Sapir

/s/ Russell S. Reynolds, III*	Trustee	June 30, 2016
Russell S. Reynolds, III

/s/ Michael C. Wachs*	Trustee	June 30, 2016
Michael C. Wachs

/s/ William D. Fertig*	Trustee	June 30, 2016
William D. Fertig

/s/ Todd B. Johnson	President	June 30, 2016
Todd B. Johnson

/s/ Christopher E. Sabato	Treasurer	June 30, 2016
Christopher E. Sabato

*By:	/s/ Richard F. Morris
Richard F. Morris As Attorney-in-fact June 30, 2016

SIGNATURES

GOVERNMENT CASH MANAGEMENT PORTFOLIO has duly caused this amendment to the Registration Statement on Form N-1A of ProFunds on behalf of Government Money Market ProFund to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 27th day of June 2016.

GOVERNMENT CASH MANAGEMENT PORTFOLIO

By: /s/Brian E. Binder
Brian E. Binder* President

*By:	/s/ Caroline Pearson
Caroline Pearson** Chief Legal Officer

**	Attorney-in-fact pursuant to the power of attorney filed in Amendment No. 33 to the Registration Statement for Government Cash Management Portfolio on May 1, 2015.

Exhibit Index

(h)(8)	Registration Statement and Indemnity Agreement dated June 17, 2016

(i)(2)	Opinion and Consent of Counsel with respect to Government Money Market ProFund

(j)(2)	Consent of Independent Registered Public Accounting Firm with respect to Government Money Market ProFund

(j)(3)	Consent of Independent Registered Public Accounting Firm with respect to Government Cash Management Portfolio